                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               HANDLEMAN COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
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SEC 1913 (02-02)

                                                        (HANDLEMAN COMPANY LOGO)

                                                               Handleman Company
                                                             500 Kirts Boulevard
                                                            Troy, Michigan 48084

                                                                  Notice of 2006
                                                  Annual Meeting of Shareholders
                                                             and Proxy Statement

(HANDLEMAN COMPANY LOGO)

Stephen Strome
Chairman and Chief Executive Officer
Handleman Company
500 Kirts Boulevard
Troy, MI 48084

August 3, 2006

Dear Shareholders:

It is my pleasure to invite you to Handleman Company's 2006 Annual Meeting of Shareholders. We will hold the meeting on Wednesday, September 6, 2006, at 2:00 p.m., Eastern Daylight Time, at the Somerset Inn, 2601 West Big Beaver, Troy, Michigan 48084. During the Annual Meeting we will discuss each item of business described in the enclosed Notice of Annual Meeting and Proxy Statement and give a report on Handleman Company's business operations. There will also be time devoted to respond to shareholder questions.

We hope you will be able to attend the Annual Meeting. Please vote your shares regardless of whether you plan to attend in person. We are pleased to offer multiple options for voting your shares. As detailed in the "Questions and Answers" section of the Proxy Statement (Appendix A) you can vote using any of the following methods: sign and date the proxy card or voting instruction card and return it in the prepaid envelope; vote by telephone or the Internet; or vote in person at the meeting.

Thank you for your continued support of Handleman Company.

                                        Sincerely,


                                        /s/ Stephen Strome
                                        ----------------------------------------
                                        Stephen Strome
                                        Chairman and Chief Executive Officer

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Notice of the 2006 Annual Meeting of Shareholders .......................      1
General Information .....................................................      2
Voting Securities .......................................................      2
   I.   Election of Directors ...........................................      3
           - Board Nominees .............................................      3
           - Directors Whose Terms Expire in 2007 .......................      4
           - Directors Whose Terms Expire in 2008 .......................      4
        Board Information ...............................................      5
           - Board Meetings .............................................      5
           - Director Independence ......................................      5
           - Board Committees ...........................................      5
              - Audit Committee  ........................................      5
              - Corporate Governance and Nominating Committee ...........      5
              - Corporate Governance and Nominating Committee Process
                   for Identifying and Evaluating Nominees ..............      6
              - Compensation Committee ..................................      6
           - Presiding Director .........................................      7
           - Communications with the Board ..............................      7
           - Director Education  ........................................      7
           - Board Compensation .........................................      9
              - Retainer and Fees .......................................      9
              - Certain Relationships and Related Transactions ..........      9
              - Section 16(a) Beneficial Ownership Reporting
                   Compliance ...........................................     10
              - Compensation Committee Interlocks and Insider
                   Participation ........................................     10
        Compensation Committee Report....................................     10
        Audit Committee Report ..........................................     13
        Performance Graph ...............................................     15
        Executive Compensation ..........................................     16
        Long-Term Incentive Plan - Awards in Last Fiscal Year ...........     17
        Option Grants in Last Fiscal Year................................     17
        Aggregated Option Exercises in Last Fiscal Year and Fiscal
           Year-End Option Values .......................................     18
        Pension Plan Table ..............................................     19
        Supplemental Executive Retirement Plan Table ....................     20
        Change in Control Agreements ....................................     20
        Security Ownership of Certain Beneficial Owners and Management ..     21
   II.  Ratification of Appointment of Independent Registered
           Public Accounting Firm .......................................     23
           - Independent Registered Public Accounting Firm Fees .........     23
   III. Other Matters ...................................................     24
           - Other Proposals ............................................     24
           - Shareholder Proposals for the 2007 Annual Meeting ..........     24
Appendix A - Questions and Answers about the Annual Meeting and Voting ..    A-1
Appendix B - Corporate Governance Guidelines ............................    B-1
Appendix C - Audit Committee Charter ....................................    C-1

                                HANDLEMAN COMPANY
                               NOTICE OF THE 2006
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 6, 2006

The Annual Meeting of Shareholders of Handleman Company (the "Company") will be held on Wednesday, September 6, 2006 at 2:00 p.m. Eastern Daylight Time, at the Somerset Inn, 2601 West Big Beaver Road, Troy, Michigan 48084. The proposals to be voted on at the Annual Meeting are as follows:

     1. The election of three Directors for terms expiring in 2009. Nominees are:

               James B. Nicholson
               Lloyd E. Reuss
               Stephen Strome

     2. To ratify the Handleman Company Board of Director's Audit Committee appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending April 28, 2007, and

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITS NOMINEES FOR DIRECTORS AND "FOR" THE RATIFICATION OF THE AUDIT COMMITTEE'S APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 28, 2007. THE BOARD OR PROXY HOLDERS WILL USE THEIR DISCRETION ON OTHER MATTERS THAT MAY ARISE AT THE ANNUAL MEETING.

The record date for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, or any adjournment thereof, was July 10, 2006.

If you have any questions about the Annual Meeting, please contact:

Corporate Secretary
Handleman Company
500 Kirts Boulevard
Troy, MI 48084
248-362-4400

BY ORDER OF THE HANDLEMAN COMPANY BOARD OF DIRECTORS

                                HANDLEMAN COMPANY
                               500 KIRTS BOULEVARD
                               TROY, MICHIGAN 48084

                                   ----------

             PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD SEPTEMBER 6, 2006

                               GENERAL INFORMATION

The approximate mailing date for this Proxy Statement and the proxy is August 3, 2006. A copy of the Annual Report of the Company for the fiscal year ended April 29, 2006 accompanies this Notice.

It is important that your shares be represented at the meeting. We encourage you to read the Proxy Statement and vote your shares as soon as possible. The proxy is solicited by the Board of Directors of the Company. The shares represented by valid proxies in the enclosed form will be voted if received in time for the Annual Meeting. Expenses incurred in connection with the solicitation of proxies will be paid by the Company and may include requests by mail and personal contact by its directors, officers and employees. In addition, the Company has retained Mellon Investor Services LLC, 480 Washington Boulevard - 27th Floor, Jersey City, NJ 07310 to aid in the solicitation of proxies from brokers, banks, other nominees and institutional holders at a fee not to exceed $5,000 plus out-of-pocket expenses. The Company will reimburse brokers or other nominees for their expenses in forwarding proxy materials to shareholders. Any person giving a proxy has the power to revoke it at any time before it is voted.

For additional information regarding voting your shares, see "Questions and Answers," which is attached as Appendix A.

                                VOTING SECURITIES

Only holders of record of shares of $.01 par value common stock (the "Common Stock") at the close of business on July 10, 2006 are entitled to notice of, and to vote at, the meeting or at any adjournment or adjournments thereof, each share having one vote. As of July 10, 2006, the date of record, the Company had issued and outstanding 20,228,703 shares of Common Stock.

                            I. ELECTION OF DIRECTORS

The Board of Directors is divided into three classes. At each Annual Meeting, the term of one class expires. Directors in each class serve for three-year terms, or until the Director's retirement. Three Nominees for Director are to be elected by shareholders at the Annual Meeting. The nominees for Director: James
B. Nicholson, Lloyd E. Reuss and Stephen Strome, are to be elected for three-year terms expiring in 2009.

Following each Director's name is (1) the year he or she was first elected a Director, (2) his or her age as of the date of the Annual Meeting, and (3) a brief account of the Director's business experience.

BOARD NOMINEES:

JAMES B. NICHOLSON                                           Director since 1991
                                                             Age 63

Mr. Nicholson has served as President, Chief Executive Officer and Director of PVS Chemicals, Inc. since 1979. Mr. Nicholson is a director of LaSalle Bank and the non-executive Chairman of the Board of LaSalle Bank Midwest Corporation.

LLOYD E. REUSS                                               Director since 1993
                                                             Age 69

Mr. Reuss served as General Motors Corporation's Executive Vice President of New Vehicles and Systems from April 6, 1992 through his retirement on January 1, 1993. Mr. Reuss served as President of General Motors Corporation from August 1, 1990 through April 5, 1992. Mr. Reuss is also a director of International Speedway Corporation.

STEPHEN STROME                                               Director since 1989
                                                             Age 61

Mr. Strome has served as Chairman of the Board and Chief Executive Officer of the Company since January 12, 2001. From May 1, 1991 through January 11, 2001, Mr. Strome served as President and Chief Executive Officer of the Company. Mr. Strome is also a director of AmerUs Group.

              THE BOARD RECOMMENDS THAT YOU VOTE "FOR" ITS NOMINEES

CONTINUING DIRECTORS

DIRECTORS WHOSE TERMS EXPIRE AT THE 2007 ANNUAL MEETING:

ELIZABETH A. CHAPPELL                                        Director since 1999
                                                             Age 48

Ms. Chappell has served as President and Chief Executive Officer of the Detroit Economic Club since April 15, 2002. From January 4, 2001 through April 14, 2002, Ms. Chappell served as a business consultant in private practice. Ms. Chappell served as Executive Vice President - Corporate Communications and Investor Relations of Compuware Corporation from January 3, 2000 to January 3, 2001. Ms. Chappell was formerly President and Chief Executive Officer of The Chappell Group Inc., a consulting firm she founded in 1995 that specialized in strategic planning, organizational development and sales and marketing strategies. Ms. Chappell is also a director of American Axle and Manufacturing.

RALPH J. SZYGENDA                                            Director since 2003
                                                             Age 58

Mr. Szygenda has served as Group Vice President and Chief Information Officer of General Motors Corporation since January 7, 2000. Mr. Szygenda joined General Motors Corporation in June 28, 1996 as Vice President and Chief Information Officer.

THOMAS S. WILSON                                             Director since 2004
                                                             Age 56

Mr. Wilson has served as President and Chief Executive Officer of Palace Sports and Entertainment, Inc., since 1993, overseeing the operations of the Detroit Pistons, Detroit Shock and Tampa Bay Lightning, and such entertainment venues as The Palace, DTE Energy Music Theatre and Meadow Brook Music Festival in Michigan and the St. Pete Forum in Florida.

DIRECTORS WHOSE TERMS EXPIRE AT THE 2008 ANNUAL MEETING:

EUGENE A. MILLER                                             Director since 2002
                                                             Age 68

Mr. Miller served as Chairman of the Board of Comerica Incorporated and Comerica Bank from January 1, 2002 through his retirement on October 1, 2002. From June 1, 1999 through December 31, 2001, Mr. Miller served as Chairman, President and Chief Executive Officer of Comerica Incorporated and Comerica Bank. From June 30, 1993 through June 1, 1999, Mr. Miller served as Chairman and Chief Executive Officer of Comerica Incorporated and Comerica Bank. Mr. Miller is also a director of DTE Energy, Inc.

P. DANIEL MILLER                                             Director since 2005
                                                             Age 58

Mr. P. Daniel Miller has served as Executive Vice President of Kimball International and as President of Kimball International Furniture since August 14, 2000. Mr. Miller's prior experience includes executive management positions, sales and marketing, manufacturing operations and multi-billion branded sales and distribution strategies, both domestically and internationally, at International Knife and Saw, Overhead Door Corporation and Whirlpool Corporation.

IRVIN D. REID                                                Director since 2002
                                                             Age 65

Dr. Reid has served as President of Wayne State University since November 24, 1997. From August 1, 1989 through November 23, 1997, Dr. Reid served as President of Montclair State University. Dr. Reid is also a director of Mack-Cali Real Estate Investment Trust.

                                BOARD INFORMATION

BOARD MEETINGS:

During the fiscal year ended April 29, 2006, the Handleman Company Board of Directors (the "Board") held a total of nine meetings. During fiscal 2006, each Director of the Company attended at least 75% of the aggregate number of meetings of the Board and of all committees of the Board on which such Director served, during the time each such Director was a member of the Board. The annual meeting of shareholders is held in conjunction with a regularly scheduled Board meeting, and Directors are expected to attend. Eight of the nine Directors attended the September 7, 2005 Annual Meeting.

Handleman Company's independent Directors met without the Chief Executive Officer six times during the fiscal year ended April 29, 2006.

DIRECTOR INDEPENDENCE:

New York Stock Exchange (the "Exchange") independence standards for companies listed on the Exchange, including the Company, require a majority of the Board to be independent and every member of each of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee to be independent from the Company. A director is considered independent only if the Board "affirmatively determines that the director has no material relationship with the listed company (directly or as a partner, shareholder or officer of an organization that has a relationship with the company)," in accordance with the listing standards of the Exchange. In connection with this standard, the Board has affirmatively determined that all of the Directors (other than Mr. Strome) are independent of the Company and its management under the standards set forth by the Exchange.

BOARD COMMITTEES:

AUDIT COMMITTEE: The Audit Committee is appointed by the Board of Directors of the Company to provide assistance to the Board of Directors in fulfilling its oversight responsibility relating to the Company's financial statements and financial reporting processes; the systems of internal accounting and financial controls; the internal audit function; the annual independent audit of the Company's financial statements; any financially-related legal compliance or ethics programs as established by the Board; and any other areas specified by the Board of potential significant financial risk to the Company.

All members of the Audit Committee are financially literate, as the Company's Board has interpreted such qualification in its business judgment. The Board of Directors has determined that Eugene A. Miller satisfies the standard for "audit committee financial expert" in compliance with the Sarbanes-Oxley Act of 2002 and has accounting or related financial management expertise as required by the New York Stock Exchange.

The functions of the Audit Committee are listed in the Audit Committee Charter, which is attached as Appendix C to this Proxy Statement.

The Audit Committee held nine meetings during the fiscal year ended April 29, 2006. Members: Mr. Eugene A. Miller, Chairman, Ms. Elizabeth A. Chappell, Dr. Irvin D. Reid and Mr. Ralph J. Szygenda.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE: The Corporate Governance and Nominating Committee considers the performance of incumbent Directors and makes recommendations to the Board for nominees for election as Directors. The Corporate Governance and Nominating Committee also considers nominees for Directors recommended by shareholders. Recommendations for the 2007 Annual Meeting of Shareholders should be submitted to the attention of the Chairman of the Corporate Governance and Nominating Committee at the Company's executive offices by no later than May 9, 2007. The Board of Directors has adopted corporate governance guidelines recommended by the Committee. The guidelines are reviewed annually and are monitored by the Committee.

The guidelines establish corporate governance standards, outline the respective responsibilities of management and the Board and provide a process for evaluating the performance of the Board. A copy of the guidelines is attached as Appendix B to this Proxy Statement. The Board believes that it is important that the Company's stakeholders and others are able to review its corporate governance practices. Accordingly, the Company's Corporate Governance Guidelines and Code of Business Conduct and Ethics are published on the Company's website, www.handleman.com, under Investor Relations/Corporate Governance.

The functions of the Corporate Governance and Nominating Committee are listed in the Corporate Governance and Nominating Committee Charter. The Corporate Governance and Nominating Committee Charter is available on the Company's website, www.handleman.com, under Investor Relations/Corporate Governance.

The Corporate Governance and Nominating Committee held two meetings during the fiscal year ended April 29, 2006. Members: Mr. Lloyd E. Reuss, Chairman, Mr. Eugene A. Miller, Mr. James B. Nicholson, Dr. Irvin D. Reid and Mr. P. Daniel Miller.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE PROCESS FOR IDENTIFYING AND EVALUATING NOMINEES:

The Directors and the Corporate Governance and Nominating Committee (the "Committee") are responsible for recommending candidates for membership on the Board. In assessing potential new Directors, the Committee considers individuals from various disciplines and diverse backgrounds. The selection of qualified directors is complex and crucial to Handleman's long-term success. Board candidates are considered based upon various criteria, such as their broad-based business skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders, and personal integrity and judgment. In addition, Directors must have time available to devote to Board activities and to enhance their knowledge of Handleman Company and the music industry. To assist in the identification and evaluation of qualified director candidates the Company has, on occasion, engaged the services of a search firm.

COMPENSATION COMMITTEE: The duties of the Compensation Committee are: recommending to the Board of Directors the remuneration arrangements for senior management; recommending to the Board of Directors compensation plans in which officers are eligible to participate; recommending to the Board of Directors director compensation programs; and granting stock options, performance shares, performance units and restricted stock awards under the Company's Stock Plans. The functions of the Compensation Committee are listed in the Compensation Committee Charter. The Compensation Committee Charter is available on the Company's website, www.handleman.com, under Investor Relations/Corporate Governance.

The Compensation Committee held four meetings during the fiscal year ended April 29, 2006. Members: Mr. James B. Nicholson, Chairman, Ms. Elizabeth A. Chappell, Mr. Lloyd E. Reuss and Mr. Thomas S. Wilson.

PRESIDING DIRECTOR:

The Board designates annually an independent, non-employee Director to serve as Presiding Director. Duties and responsibilities of the Presiding Director include:

     -    presiding over executive sessions of the independent Board members;

     - advising the Chief Executive Officer of appropriate feedback from executive sessions, including any actions to be taken as well as any issues or concerns raised by the independent Directors;

     -    advising on the agenda for the Board meetings;

     - meeting with senior officers, if deemed appropriate, to discuss the business and issues facing the Company;

     - working with the Chairman of the Corporate Governance and Nominating Committee in the selection of the Committee Chairs; and

     -    meeting with shareholders, if appropriate, to discuss their concerns.

The Chairs of the Compensation Committee, Audit Committee and Corporate Governance and Nominating Committee rotate annually in the position of Presiding Director.

Effective April 30, 2006, the Presiding Director is Mr. Lloyd E. Reuss.

COMMUNICATIONS WITH THE BOARD:

Shareholders may communicate with the Presiding Director or with the non-employee Directors as a group by sending a letter by regular or express mail addressed to the Corporate Secretary, Handleman Company, 500 Kirts Blvd., Troy, MI 48084, Attention: Presiding Director or Non-Employee Directors. All such correspondence sent to that address will be delivered to those Directors on a quarterly basis, unless management determines by individual case that it should be sent more promptly. All correspondence to Directors will be acknowledged by the Corporate Secretary and may also be forwarded within Handleman Company to the subject matter expert for an investigation.

DIRECTOR EDUCATION:

One of Handleman Company's core values is "Continuous Learning and Improvement." The Company encourages and supports this value throughout all levels within the organization. The Board members also believe continuous learning is important to ensure the ongoing effectiveness of the Board. Accordingly, the Board has established guidelines for ongoing continuing education for Directors. See guideline 36 of Handleman Company's Corporate Governance Guidelines attached as Appendix B. Following are fiscal 2006 activities and upcoming programs:

MS. ELIZABETH CHAPPELL attended the "Directors' College," a course presented by the Stanford Law School, Stanford, CA from June 19 to 21, 2005. The purpose of the course was to provide the latest information on critical issues facing boards today - Sarbanes-Oxley compliance, compensation and audit committee best practices, litigation, D&O insurance coverage, and ethical concerns - with perspectives on best practices. This course was accredited by Institutional Shareholder Services ("ISS").

MR. EUGENE A. MILLER attended "The KPMG Audit Roundtable" on May 10, 2005 in Dearborn, Michigan. The roundtable focused on enhancing oversight of internal control over financial reporting. Roundtable participants included members of audit committees and directors who rely on audit committees. Participants considered lessons learned from Sarbanes Oxley 404 and explored how audit committees can improve their oversight of the financial reporting process.

MR. JAMES B. NICHOLSON attended the "Fortune Boardroom Forum" which focused on the following topics.

- How board members can best safeguard their companies from the five types of risk: strategic, financial, operational, reputational and regulatory/compliance.

- What is the board's role in ensuring that America remains competitive into the 21st century?

- Should directors who have been taking a more active role in shaping business strategy also become involved in policy issues that impact their company's performance?

-    Chief Executive Officer succession.

- Director activism as it relates to Compensation, Succession, Audit and Strategic Planning. The course was held on June 27 to 28, 2005 in Chicago, Illinois.

DIRECTOR IN-HOUSE EDUCATION:

The Company has scheduled a special meeting of the Board of Directors in October 2006, at which an Institutional Shareholder Services accredited education session will be conducted. It is expected that all Directors will attend.

BOARD COMPENSATION:

RETAINER AND FEES:

Officers of the Company who are Directors do not receive additional compensation for services as a Director.

During fiscal 2006, non-employee Directors received an annual cash retainer of $25,000 payable in four quarterly installments of $6,250.

During fiscal 2006 each Director received meeting fees of $1,500 for each Board of Directors meeting attended. In addition, each member on a Committee was paid at the rate of $1,500 for each Committee meeting attended, with the exception of the Audit Committee Chairman who received Audit Committee meeting fees of $2,500 for each meeting attended and the Compensation Committee Chairman who received Compensation Committee meeting fees of $2,000 for each meeting attended. Non-committee member Directors who are requested in advance to participate in any Committee meeting are also paid the committee meeting fee. In addition, the Chief Executive Officer has the discretion to approve payments up to $500 to independent Directors for incremental services.

During fiscal year 2006, each Committee Chairman received an annual fee of $3,500. Directors are reimbursed for travel and other expenses related to attendance at Board and Committee meetings.

In addition, during fiscal year 2006 the Presiding Director received an annual fee of $6,000.

The 2004 Stock Plan allows restricted stock grants to non-employee Directors. In September 2005, each non-employee Director received a 2,000 share grant of restricted Handleman Company stock. These shares vest in equal increments over three years. In addition, non-employee Directors receive a one-time stock grant of 500 shares when first joining the Board. This grant vests 100% three years from the date the Director first joins the Board.

Under resolutions of the Board of Directors presently in effect, if certain Corporate, Division or Subsidiary Officers should die while serving in such capacity, the Company will pay to the surviving spouse, or if there is no surviving spouse then to the decedent's estate, the equivalent of one year's salary (excluding bonuses) based upon the amount being received by the decedent at the time of his or her death, in 24 equal monthly installments commencing one month after death. In the event a Director should die while serving the Company in such position, the Company shall pay to the deceased's surviving spouse, or if there be no surviving spouse to the deceased's estate, the equivalent of one year's cash retainer plus any accrued but unpaid board and committee meeting fees that the deceased was entitled to receive for such services from the Company at the time of his or her death, such amount to be paid in a lump sum one month from the date of death. In addition, the deceased Director's outstanding restricted stock grants shall immediately vest.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS:

There are no matters relating to certain relationships and related transactions that Handleman Company is required to disclose under applicable rules and regulations.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE:

Federal securities law requires that Directors and Executive Officers of the Company must report to the Securities and Exchange Commission and the Company, within certain periods, the number of shares of the Corporation's equity securities they own and any changes in such ownership. Based upon information furnished by the Directors and Executive Officers, all required Section 16(a) filings for fiscal year 2006 have been made in a timely manner.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION:

No member of the Compensation Committee is a current or former officer or employee of the Company.

                          COMPENSATION COMMITTEE REPORT

THE COMPENSATION COMMITTEE:

The Compensation Committee (the "Committee") is composed only of independent Directors as defined by the requirements of the New York Stock Exchange and the Company's Corporate Governance Guidelines. The Committee exercises the Board's powers in designing and approving compensation programs for the Company. The Committee works to ensure that the Company's compensation program is consistent with the values of the Company and furthers its business strategy. The Committee establishes the compensation policy for the Company's executives and reviews the salaries, bonuses and long-term incentive awards of each of the Executive Officers including the Chief Executive Officer. The Committee administers the 2004 Stock Plan and prior stock plans.

OVERALL OBJECTIVES:

The Company's compensation objectives reflect its philosophy that the compensation of its key employees (including Executive Officers) should:

     - provide performance-based total compensation at market-competitive levels to attract and retain key executives critical to the long-term success of the Company;

     - reward executives for long-term strategic management and the enhancement of shareholder value;

     - provide a compensation program that motivates key employees to achieve their strategic goals by tying compensation to the performance of the Company and applicable business units, as well as to individual performance; and

     - align the interests of its key employees with the long-term interests of the Company's shareholders through long-term incentive awards.

The compensation packages offered to key employees are based on a review of compensation surveys, pay practices among comparable companies, and the advice of independent compensation consultants. In assessing compensation levels from a comparability standpoint, the Committee refers to compensation data from similarly-sized companies that are viewed as business and labor market competitors of the Company.

BASE SALARIES:

Compensation depends on many factors, including individual performance and responsibilities and an employee's longer-term potential. In addition, the Company's financial performance and the compensation levels at comparable companies are important in determining base salaries.

Factors considered in establishing base salaries are:

     - analysis and evaluation of each salaried position with a comparison of compensation levels to similar positions based upon the competitive marketplace on both a regional and national basis. Salary levels are reviewed annually and are subject to adjustment based on the general movement in salaries in the job market, as well as the individual's job performance and contributions to the Company;

     -    prior year salary;

     -    changes in individual job responsibilities; and

     -    past performance of individuals.

BONUSES:

The Company's bonus program is intended to encourage and reward the achievement of corporate objectives. The named Executive Officers, as well as other officers of the Company, participate in the bonus program. Awards under the bonus program are based on the Company attaining certain levels of operating performance and net income and personal objectives. In fiscal 2006, no bonuses were paid based on operating performance and net income because the overall net income objective of the Company was not met. In fiscal 2006, Messrs. Albrecht and Wilson received bonuses of $26,388 and $19,940, respectively, based on the achievement of personal objectives. Mr. Braum received a discretionary bonus of $33,750 based on his personal performance. Mr. Lund received a bonus of $18,667 based on the achievement of personal objectives and a discretionary bonus of $6,333 based on his personal performance.


STOCK PLANS:

The Company's shareholders approved the adoption of the Handleman Company 2004 Stock Plan (the "Plan") that authorizes the granting of stock options, performance shares, performance units and restricted stock.

The Committee believes that stock ownership by Executive Officers and stock-based performance compensation arrangements foster an interest in the enhancement of shareholder value and thus align management's interests with that of the shareholders.

The Committee reviewed long-term incentives from the perspective of market competitiveness and value and looked at how to more closely align the Company's long-term incentive awards with the creation of shareholder value. The Committee determined that the overall effectiveness and value of the Plan is strengthened by the use of performance shares and performance units. Performance shares and performance units provide a link between pay and performance.

In fiscal 2006, performance shares and performance units were awarded to Executive Officers in amounts reflecting each participant's position and ability to influence the Company's overall performance. The number of shares and units that the Executive Officers will receive from the fiscal 2006 performance share grant will be based on certain free cash flow targets being achieved during the May 1, 2005 through May 3, 2008 performance period.

STOCK OWNERSHIP PROGRAM:

Handleman Company has adopted certain minimum ownership guidelines for key management and Directors. For the Chief Executive Officer, it is expected that he will own shares having a value equal to five times base salary. For other Executive Officers the value of shares that they are expected to own is based upon a multiple of base salary and a share price established by the Committee. The Company has also adopted minimum stock ownership guidelines for independent Directors. Each independent Director is expected to own 5,500 shares of Handleman Company stock. Outside Directors are expected to meet the share ownership guidelines within five years after first being elected a Director.

The Chief Executive Officer and all outside Directors with five years of service had met their ownership requirement as of the Company's fiscal year ended April 29, 2006.

OTHER COMPENSATION:

At various times in the past the Company has adopted certain broad-based employee benefit plans in which key management employees have been permitted to participate and has adopted certain Executive Officer retirement, life and health insurance and automotive plans. Other than the Company's 401(k) Plan, which includes a Company Common Stock Fund, that is intended to further align employees' and shareholders' long-term financial interests, benefits under these plans are not directly or indirectly tied to Company performance.

CHIEF EXECUTIVE OFFICER COMPENSATION:

The annual base salary earned in fiscal 2006 by Stephen Strome, the Company's Chief Executive Officer, was $691,500. Compensation for the Chief Executive Officer is determined through a process similar to that discussed for other Executive Officers. Mr. Strome did not receive a bonus for fiscal 2006 because the overall net income objective of the Company was not met. In August 2002, Mr. Strome received an award of performance shares which were to be paid in June 2005 to the extent that the Company met its performance goal relating to free cash flow for the April 28, 2002 through April 30, 2005 performance period. The Company achieved the maximum targets during the performance period, and Mr. Strome received performance share payments valued at $1,415,760 in fiscal 2006. In fiscal 2006, Mr. Strome received a grant of 26,800 performance shares of the Company's common stock, and 26,800 performance units, which will be paid in June 2008 if certain free cash flow targets are achieved during the May 1, 2005 through May 3, 2008 performance period. The purpose of these grants is to ensure attention to the Company's long-term strategies and objectives. The Committee believes Mr. Strome's compensation to be competitive with compensation practices of comparable companies based upon review of industry surveys provided by the Committee's independent consultant, as well as proxy analysis of peer group companies selected by the Committee, with the advice of its independent consultant.

BY THE MEMBERS OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF HANDLEMAN COMPANY:

     James B. Nicholson, Chairman
     Elizabeth A. Chappell
     Lloyd E. Reuss
     Thomas S. Wilson

                             AUDIT COMMITTEE REPORT

The Audit Committee of the Handleman Company Board of Directors is composed of four independent Directors. The Audit Committee is governed by the Audit Committee Charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached as Appendix C to this Proxy Statement.

As set forth in the Audit Committee Charter, the Audit Committee (the "Committee") is appointed by the Board of Directors to, among other duties and responsibilities, provide assistance to the Board of Directors in fulfilling its oversight responsibility relating to: the Company's financial statements and the financial reporting processes; the systems of internal accounting and financial controls; the internal audit function; the annual independent audit of the Company's financial statements; the adequacy and effectiveness of the Company's financially-related legal, regulatory and ethical compliance programs; and any other areas specified by the Board of Directors of potential significant financial risk to the Company. The Committee is also responsible for hiring, retaining and terminating the Company's independent registered public accounting firm. The Committee reports its activities to the Board of Directors on a regular basis.

Management has responsibility for the Company's financial statements and financial reporting processes, including the systems of internal accounting and financial controls. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with United States generally accepted accounting principals and on the effectiveness of the Company's internal control over financial reporting and management's assessment of the internal control over financial reporting.

The Committee reviews the Company's financial statements and financial reporting processes on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has met and held discussions with management, the internal auditors and the independent registered public accounting firm. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended April 29, 2006 with management and the independent registered public accounting firm.

The Committee discussed with the independent registered public accounting firm the matters required to be discussed by "Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended." In addition, the Committee has discussed with the independent registered public accounting firm the auditors' independence from the Company and its management, including the letter regarding its independence provided to the Committee as required by the Independence Standards Board Standard Number 1 (Independence Discussions with Audit Committees).

The Committee also discussed with the Company's internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Committee met with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee also reviewed and discussed with the independent registered public accounting firm the fees paid to the independent registered public accounting firm.

The Company's Chief Executive Officer and Chief Financial Officer also reviewed with the Committee the certifications that each such officer will file with the Securities and Exchange Commission ("SEC") pursuant to the requirements of Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules and regulations issued by the SEC pursuant thereto. Management also reviewed with the Committee the policies and procedures it has adopted to ensure the accuracy of such certifications.

Based upon, and in reliance upon, the Committee's discussions with management and the independent registered public accounting firm referred to above, the Committee's review of the representations of management, the report of the independent registered public accounting firm, and the certifications of the Chief Executive Officer and Chief Financial Officer pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for fiscal year 2006 (fiscal year ended April 29, 2006) for filing with the SEC.

BY THE MEMBERS OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF HANDLEMAN
COMPANY:

     Eugene A. Miller, Chairman
     Elizabeth A. Chappell
     Irvin D. Reid
     Ralph J. Szygenda

                                PERFORMANCE GRAPH

The line graph below compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of the Russell 2500 Index and the S & P 500 Index for the past five-year period.

                               (PERFORMANCE GRAPH)

               2001   2002   2003   2004   2005   2006
               ----   ----   ----   ----   ----   ----
Handleman       100    113    150    201    158     80
Russell 2500    100    105     87    123    133    174
S & P 500       100     87     76     93     99    114

The graph assumes an investment of $100 in the Company's Common Stock, the Russell 2500 Index and the S&P 500 Index as of the last day of fiscal 2001. The graph shows the cumulative total return for the Company's last five fiscal years as compared to these indices.

The Company does not believe it feasible to provide a peer group comparison because entities that are deemed "peers" are either privately-held companies or subsidiaries or divisions of larger publicly-held companies. Therefore, the Company has selected the Russell 2500 Index on the basis of similar market capitalization.

                             EXECUTIVE COMPENSATION

The following table sets forth information for each of the fiscal years ended April 29, 2006, April 30, 2005 and May 1, 2004, concerning the compensation of the Company's Chief Executive Officer and each of the Company's other four most highly compensated Executive Officers as of April 29, 2006 (collectively, the "named Executive Officers") whose annual salary and bonus exceeded $100,000.

                                                                                  LONG-TERM COMPENSATION AWARDS
                                                                           ------------------------------------------
                                   ANNUAL COMPENSATION                                        (G)
                               --------------------------        (B)       SECURITIES      LONG-TERM          (H)
                                           (A)              OTHER ANNUAL   UNDERLYING   INCENTIVE PLAN     ALL OTHER
                               FISCAL    SALARY    BONUS    COMPENSATION    OPTIONS     SHARE PAYMENTS   COMPENSATION
NAME AND PRINCIPLE POSITION     YEAR      ($)       ($)          ($)           ($)            ($)             ($)
---------------------------    ------   -------   -------   ------------   ----------   --------------   ------------
Stephen Strome                  2006    691,500       -0-         (c)           -0-        1,415,760         5,790
   Chairman of the Board and    2005    673,385   286,440         (d)        27,000        1,874,760         5,449
   Chief Executive Officer      2004    642,300   300,000       --           27,200              -0-         3,500

Thomas C. Braum, Jr.            2006    293,629    33,750       --              -0-          244,635         5,106
   Senior Vice President and    2005    265,577   125,000       --           10,000          323,948         4,869
   Chief Financial Officer      2004    230,800   125,000       --            6,900              -0-         3,785

Mark J. Albrecht                2006    209,567    26,388         (e)           -0-          122,318         4,410
   Senior Vice President,       2005    202,037    70,383       --            7,000          161,974         4,165
   Human Resources and          2004    191,900    65,400       --            4,000              -0-         2,469
   Organizational
   Development

Ronnie W. Lund                  2006    207,308    25,000       --              -0-           54,653         3,861
   Senior Vice President,       2005    191,462    85,000       --            7,000           72,731         3,998
   Product Management and       2004    179,077    42,000       --            4,000              -0-         4,139
   Logistics and Business
   Processes

Scott  A. Wilson                2006    193,704    19,940         (f)           -0-           54,653         3,788
   Group Vice President,        2005    187,624    68,029       --            7,000           72,731         3,945
   Customer Teams, Marketing    2004    170,487    47,460       --            2,100              -0-         4,250
   and Canadian Operations

(a) Includes salary deferred by the named Executive Officers pursuant to the Company's Salary Deferral Plan (the "401(k) Plan") as follows:

                         2006      2005     2004
                       -------   -------   ------
Stephen Strome         $11,580   $10,896   $7,000
Thomas C. Braum, Jr.    10,115    10,646    7,569
Mark J. Albrecht         8,819     8,331    4,938
Ronnie W. Lund           7,122     8,595    8,277
Scott A. Wilson          7,577     7,889    8,500

(b) Other annual compensation did not exceed the lesser of $50,000 or 10% of individual cash compensation.

(c) Does not include a deferred compensation payout of $168,946. Of this amount $192,481 was included in compensation reported in previous years and ($23,535) represents a loss on deferred amounts paid by a third party.

(d) Does not include a deferred compensation payout of $294,541. Of this amount $249,230 was included in compensation reported in previous years and $45,311 represents earnings on deferred amounts paid by a third party.

(e) Does not include a deferred compensation payout of $35,384. Of this amount $25,966 was included in compensation reported in previous years and $9,418 represents earnings on deferred amounts paid by a third party.

(f) Does not include a deferred compensation payout of $75,745. Of this amount $60,852 was included in compensation reported in previous years and $14,893 represents earnings on deferred amounts paid by a third party.

(g) The amount reported under fiscal 2006 represents the value of an award of performance shares of Handleman Company common stock originally granted in August 2002 and received in fiscal 2006 based on having met the maximum performance goal relating to free cash flow for the April 28, 2002 through April 30, 2005 performance period. The amount reported under fiscal 2005 represents the value of an award of performance shares of Handleman Company common stock originally granted in September 2001 and received in fiscal 2005 based on having met the maximum performance goal relating to free cash flow for the April 29, 2001 through May 1, 2004 performance period.

(h) Represents amounts contributed to the named Executive Officers' 401(k) Plan accounts for the Company matching of employee contributions.

              LONG-TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR

     The following table provides details regarding long-term incentive plan awards granted to the individuals listed in the summary compensation table in the last fiscal year.

                        NUMBER OF     NUMBER OF                                           ESTIMATED FUTURE PAYOUT (A)
                       PERFORMANCE   PERFORMANCE                                         ----------------------------
        NAME              SHARES        UNITS      PERFORMANCE PERIOD UNTIL MATURATION   THRESHOLD   TARGET   MAXIMUM
        ----           -----------   -----------   -----------------------------------   ---------   ------   -------
Stephen Strome            26,800        26,800       May 1, 2005 through May 3, 2008       26,800    53,600    80,400
Thomas C. Braum, Jr.      10,000        10,000       May 1, 2005 through May 3, 2008       10,000    20,000    30,000
Mark J. Albrecht           6,800         6,800       May 1, 2005 through May 3, 2008        6,800    13,600    20,400
Ronnie W. Lund             6,800         6,800       May 1, 2005 through May 3, 2008        6,800    13,600    20,400
Scott A. Wilson            6,800         6,800       May 1, 2005 through May 3, 2008        6,800    13,600    20,400

(a) Represents the total number of performance shares of Handleman Company common stock and performance units that will be paid if Handleman Company achieves certain free cash flow targets during the May 1, 2005 through May 3, 2008 performance period.

                       OPTION GRANTS IN LAST FISCAL YEAR

There were no grants of stock options to Executive Officers (or other employees) in the fiscal year ended April 29, 2006.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

The following table sets forth information concerning stock option exercises by the individuals listed in the summary compensation table in the last fiscal year, as well as the value of unexercised options held by such persons on April 29, 2006. This table also includes the number of shares covered by both exercisable and non-exercisable stock options as of the last day of the fiscal year.

                                                                                                 (B)
                                                             NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED     IN-THE-MONEY OPTIONS AT
                                                          OPTIONS AT FISCAL YEAR-END     FISCAL YEAR END ($)
                       SHARES ACQUIRED         (A)              EXERCISABLE(E)/            EXERCISABLE(E)/
        NAME           ON EXERCISE (#)   VALUE REALIZED        UNEXERCISABLE (U)          UNEXERCISABLE (U)
        ----           ---------------   --------------   --------------------------   -----------------------
Stephen Strome                --                  --              163,703(E)                    --(E)
                                                                    9,000(U)                    --(U)

Thomas C. Braum, Jr.          --                  --               14,934(E)                    --(E)
                                                                    3,333(U)                    --(U)

Mark J. Albrecht           2,068(c)          $11,012                7,334(E)                    --(E)
                                                                    2,333(U)                    --(U)

Ronnie W. Lund                --                  --               11,367(E)                    --(E)
                                                                    2,333(U)                    --(U)

Scott A. Wilson               --                  --                7,667(E)                    --(E)
                                                                    2,333(U)                    --(U)

----------
(a) Values are calculated by subtracting the aggregate exercise price from the fair market value of the stock as of exercise date.

(b) None of the outstanding options has an exercise price lower than the market price of the Company's Common Stock as of April 29, 2006 ($8.54 per share).

(c) 1,622 shares of the exercised options were turned into the Company by Mr. Albrecht in payment of the exercise price and tax liability incident to the exercise of the options.

                               PENSION PLAN TABLE

The Company has a pension plan (the "plan") covering all employees of the Company who have reached the age of 21 and completed one year of service, except for employees covered by a collective bargaining agreement which does not provide for plan coverage. The plan provides pension benefits, death benefits and disability benefits for covered employees. For the fiscal year ended April 29, 2006, employees with five or more years of service were entitled to monthly pension benefits beginning at normal retirement age (65). The computation of benefits under the plan is based upon a formula that takes into consideration retirement age, years of service up to 30 years, average annual compensation during the highest five consecutive year period within the 10 years preceding retirement and the average of the taxable wage base for Social Security purposes over the employee's career. The plan permits early retirement at ages 55-64 for employees with 10 or more years of service. A death benefit equal to a portion of the employee's accrued benefit is paid to the employee's spouse if the employee dies after becoming vested under the plan. An employee with 10 or more years of service whose employment by the Company terminates prior to his or her normal retirement date due to his or her permanent and total disability is entitled to receive a disability retirement benefit.

The compensation covered by the plan includes all earnings from the Company as reported on the employee's W-2 form, for base pay plus overtime and bonus payments only, plus salary deferrals under the Company's 401(k) Plan and certain other tax-favored Company benefit plans, up to a maximum of $220,000 for calendar year 2006.

The following table illustrates current annual benefits payable under the plan upon retirement at age 65 to persons in certain compensation and years of service classifications. The benefits are computed on the basis of a straight life annuity and are not subject to deductions for social security or other offset amounts.

FINAL AVERAGE    TEN YEARS   TWENTY YEARS   THIRTY YEARS
 COMPENSATION   OF SERVICE    OF SERVICE     OF SERVICE
-------------   ----------   ------------   ------------
  $200,000*       $24,684       $49,368        $74,053
  $220,000*       $27,180       $54,360        $81,540

* Compensation that may be considered for any purpose under a qualified pension plan is limited for calendar year 2006 to $220,000.

The Internal Revenue Code limits the benefits that can be paid from any funded pension plan that qualifies for federal tax exemption. The amount for calendar year 2006 is $175,000.

As of April 29, 2006 the credited years of service under the plan for the named Executive Officers were as follows: 28 for Stephen Strome; 21 for Thomas C. Braum, Jr.; 7 for Mark J. Albrecht; 11 for Ronnie W. Lund; and 6 for Scott A. Wilson.

                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN TABLE

The Company sponsors a Supplemental Executive Retirement Plan (the "SERP") covering a select group of management employees of the Company. The SERP provides supplemental retirement income and death and disability benefits. Covered employees with five or more years of service are entitled to monthly retirement income beginning at normal retirement age (65). The SERP permits early retirement at ages 55-64 for employees with 10 or more years of service. The computation of benefits under the SERP is based upon a formula that takes into consideration retirement age, years of service up to a maximum of 30 years and average annual compensation during the highest five consecutive years within the 10 years preceding retirement. A death benefit equal to a portion of the employee's accrued benefit is paid to the employee's spouse if the employee dies after becoming vested under the SERP. An employee with 10 or more years of service whose employment with the Company terminates prior to his or her normal retirement date due to his or her total and permanent disability is entitled to receive a disability retirement benefit.

The compensation covered by the SERP includes all earnings from the Company as reported on the employee's W-2 form, for base pay, overtime and bonus payments, plus salary deferrals. No maximum applies to compensation covered under the SERP.

The benefit amount calculated under the formula is computed on the basis of a straight life annuity and is subject to an offset by benefits provided under the pension plan.

The following table illustrates current annual benefits payable under the SERP upon normal retirement at age 65 to persons in certain compensation and years of service classifications. These benefits are in addition to benefits payable under the Company pension plan.

FINAL AVERAGE    TEN YEARS   TWENTY YEARS   THIRTY YEARS
 COMPENSATION   OF SERVICE    OF SERVICE     OF SERVICE
-------------   ----------   ------------   ------------
  $  200,000     $ 10,316      $ 20,632       $ 30,947
     400,000       44,896        89,792        134,687
     600,000       79,896       159,792        239,687
     800,000      114,896       229,792        344,687
   1,000,000      149,896       299,792        449,687

As of April 29, 2006, the credited years of service under the SERP for the named Executive Officers were as follows: 28 for Stephen Strome; 21 for Thomas C. Braum, Jr.; 7 for Mark J. Albrecht; 11 for Ronnie W. Lund; and 6 for Scott A. Wilson.

                          CHANGE IN CONTROL AGREEMENTS

The Company has entered into Change in Control Agreements (the "Agreements") with Stephen Strome, Thomas C. Braum, Jr. and Ronnie W. Lund in the event their employment is terminated as a result of, or in connection with, a change in control (as defined in the Agreements). The Agreements expire December 31, 2006 and are automatically renewed to December 31 of each subsequent year unless and until the Company or the named Executive Officer sends a written notice of termination to the other party by September 1st.

In the event of termination of employment or other specified changes in the employment relationship within 24 months following a change in control, the Agreements generally provide for payments of accrued salary and bonus not paid, plus a severance payment equal to the sum of base salary and the average of the annual bonus accrued during the three fiscal years prior to the termination date times 2.99. The Agreements also entitle Messrs. Strome, Braum and Lund to continue participation in the Company's life and health insurance benefits for 36 months following the termination date.

Based on current salaries and prior bonuses, if Messrs. Strome, Braum or Lund had terminated their employment as of April 29, 2006 under circumstances entitling them to severance pay as described above, they would have been entitled to receive lump sum cash payments of $2,662,540, $1,179,800 and $779,400, respectively.

In addition, all restrictions on any outstanding incentive awards (including restricted stock and rights to performance shares and performance units) granted to Messrs. Strome, Braum and Lund under any incentive plan or arrangement shall lapse and such incentive award shall become 100% vested and all stock options and stock appreciation rights granted to Messrs. Strome, Braum and Lund under any incentive plan or arrangement will become 100% vested and immediately exercisable.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below reflects the number of shares beneficially owned by (1) each Director of the Company; (2) each Executive Officer of the Company named in the Summary Compensation Table; (3) all Directors and Executive Officers as a group; and (4) each person or group owning more than 5 percent of the outstanding shares of Handleman Company Common Stock. Unless otherwise noted, the information is stated as of July 10, 2006 and the beneficial owners exercise sole voting and/or investment power over their shares.

NAME OF BENEFICIAL OWNER                         SHARES OWNED   PERCENT OF CLASS
------------------------                         ------------   ----------------
Stephen Strome ...............................     470,291(a)          2.3%

Thomas C. Braum, Jr ..........................      60,144(a)           *

Ronnie W. Lund ...............................      29,116(a)           *

Mark J. Albrecht .............................      27,935(a)           *

Elizabeth A. Chappell ........................      25,049(b)           *

James B. Nicholson ...........................      23,214(b)           *

Lloyd E. Reuss ...............................      22,482(b)           *

Eugene A. Miller .............................      21,452(b)           *

Scott A. Wilson ..............................      19,062(a)           *

Irvin D. Reid ................................      11,452(b)           *

Ralph J. Szygenda ............................       7,972(b)           *

Thomas S. Wilson .............................       4,500              *

P. Daniel Miller .............................       2,500              *

All Directors, Director Nominees and Executive
   Officers as a Group (15 persons) ..........     750,777(c)          3.7%

Third Avenue Management LLC ..................   2,121,919(d)         10.5%

Dimensional Fund Advisors, Inc. ..............   1,720,554(d)          8.5%

NFJ Investment Group, Inc. ...................   1,423,300(d)          7.0%

Cardinal Capital Management, L.L.C ...........   1,305,747(d)          6.5%

LSV Asset Management .........................   1,224,382(d)          6.1%

Franklin Advisory Services, LLC ..............   1,200,000(d)          5.9%

Van Den Berg Management ......................   1,163,964(d)          5.8%

Putnam Investment Management, L.L.C ..........   1,129,770(d)          5.6%

Goldman Sachs Asset Management ...............   1,129,220(d)          5.6%

I.A. Michael Investment Council, Ltd. ........   1,050,000(d)          5.2%

*    Less than 1 % of the Company's outstanding shares of Common Stock.

(a) The number shown above as beneficially owned by Messrs. Stephen Strome, Thomas C. Braum, Jr., Ronnie W. Lund, Mark J. Albrecht and Scott A. Wilson includes 163,703, 14,934, 11,367, 7,334 and 7,667 shares, respectively, which they have the right to acquire within 60 days of July 10, 2006 pursuant to the Company's stock option plans (assuming, in certain instances, that the stock price reaches certain levels) and 2,621; 2,292; 829; 2,704 and 753 shares, respectively, which have been credited to each of Messrs. Stephen Strome, Thomas C. Braum, Jr., Ronnie W. Lund, Mark J. Albrecht and Scott A. Wilson under the Company's 401(k) Plan.

(b) The number shown above as beneficially owned by Ms. Elizabeth A. Chappell, Mr. James B. Nicholson, Mr. Lloyd E. Reuss, Mr. Eugene A. Miller, Dr. Irvin
     D. Reid and Mr. Ralph J. Szygenda includes 11,500, 10,000, 8,168, 5,000, 2,501 and 2,500 shares, respectively, which they have the right to acquire within 60 days of July 10, 2006 pursuant to the Company's stock option plans (assuming, in certain instances that the stock price reaches certain levels).

(c) All Directors, Director nominees and Executive Officers as a group (15 persons) beneficially owned 750,777 shares (3.7%) of the Company's outstanding Common Stock as of July 10, 2006, including 250,442 shares which they have the right to acquire within 60 days of that date pursuant to the Company's stock option plans and 10,889 shares which have been credited to them under the Company's 401(k) Plan.

(d) Based on information filed with the Securities and Exchange Commission, (1) Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, New York 10017-6715, owns 2,121,919 shares (10.5%) of the Company's outstanding Common Stock, (2) Dimensional Fund Advisors, Inc., 1299 Ocean Avenue, 11th floor, Santa Monica, California 90401-1005, owns 1,720,554 shares (8.5%) of the Company's outstanding Common Stock, (3) NFJ Investment Group, Inc., 2100 Ross Avenue, Suite 1840, Dallas, Texas 75201-6701, owns 1,423,300 shares (7.0%) of the Company's outstanding Common Stock, (4) Cardinal Capital Management, L.L.C., One Fawcett Place, Greenwich, Connecticut 06830-6553, owns 1,305,747 shares (6.5%) of the Company's outstanding Common Stock, (5) LSV Asset Management, 1 North Wacker Drive, Suite 4000, Chicago, Illinois 60606-2828, owns 1,224,382 shares (6.1%) of the Company's outstanding Common Stock, (6) Franklin Advisory Services, LLC, 1 Parker Plaza, 9th Floor, Fort Lee, New Jersey 07024-2938, owns 1,200,000 shares (5.9%) of the Company's outstanding Common Stock, (7) Van Den Berg Management, 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746, owns 1,163,964 shares (5.8%) of the Company's outstanding Common Stock, (8) Putnam Investment Management, L.L.C., One Post Office Square, Boston, Massachusetts 02109-2106, owns 1,129,770 shares (5.6%) of the Company's outstanding Common Stock, (9) Goldman Sachs Asset Management, 32 Old Slip, 23rd Floor, New York, New York 10005-3504, owns 1,129,220 shares (5.6%) of the Company's outstanding Common Stock, and (10) I.A. Michael Investment Counsel, Ltd., 8 King Street East, Suite 700, Toronto, Canada, M5C 1B5, owns 1,050,000 shares (5.2%) of the Company's outstanding Common Stock. Management does not know of any other person who, as of July 10, 2006, beneficially owned more than 5% of the Company's Common Stock.

                 II. RATIFICATION OF APPOINTMENT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP served as the independent registered public accounting firm for the Company and has reported on the Company's consolidated financial statements for the fiscal years ended April 29, 2006 and April 30, 2005. For fiscal years 2006 and 2005, the Company's independent registered public accounting firm was appointed by the Audit Committee. The Board of Directors concurred with that selection in an advisory capacity.

The Sarbanes-Oxley Act requires that each corporation's audit committee be directly responsible for appointing the independent registered public accounting firm. The Audit Committee has selected PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending April 28, 2007. The Board of Directors has concurred in an advisory capacity with that selection.

As a matter of good corporate governance, the Audit Committee has elected to submit its selection of the independent registered public accounting firm to the shareholders for ratification.

In the event the shareholders do not ratify this appointment, the Audit Committee will reconsider whether to engage PricewaterhouseCoopers LLP, but may ultimately determine to engage that firm or another audit firm without re-submitting the matter to the shareholders.

Even if the appointment is ratified by the shareholders, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

The Audit Committee considers PricewaterhouseCoopers LLP well qualified, with offices or affiliates in or near the Company's locations in the U.S. and other countries where the Company operates.

The lead and concurring partners of PricewaterhouseCoopers LLP assigned to audit the Company rotate off the engagement after five years, and may not recur on the engagement for five years.

Representatives from PricewaterhouseCoopers LLP will be present at the Annual Meeting of Shareholders and will be provided the opportunity to make a statement at the meeting if they desire, and will also be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING APRIL 28, 2007.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES:

The following table presents fees for professional audit services performed by PricewaterhouseCoopers LLP for the audit of the Company's annual consolidated financial statements for fiscal years 2006 and 2005 and for the review of the Company's interim consolidated financial statements for each quarter in fiscal years 2006 and 2005 and for tax and all other services performed in fiscal years 2006 and 2005:

                                           FISCAL YEAR ENDED   FISCAL YEAR ENDED
                                             APRIL 29, 2006      APRIL 30, 2005
                                           -----------------   -----------------
Audit Fees (1) .........................       $1,250,850          $1,227,800
Audit-Related Fees (2) .................          298,012             320,700
Tax Fees (3) ...........................           91,070              85,400
All Other Fees (4) .....................            2,500               2,000
                                               ----------          ----------
   Total ...............................       $1,642,432          $1,635,900
                                               ==========          ==========

(1) Includes recurring audit of consolidated financial statements including statutory audits in accordance with the standards of the Public Company Accounting Oversight Board (United States); services related to SEC registration statements and financial reporting; and fees related to Sarbanes-Oxley Section 404.

(2) Audit services related to benefit/pension plans, assistance in financial due diligence related to mergers and acquisitions, review of impact of new accounting pronouncements and review of accounting impact of businesses sold.

(3)  Includes tax return review and tax planning services.

(4)  Review of actuarial assumptions, reports and retiree benefit calculations.

The Audit Committee's current practice on approval of services performed by the independent registered public accounting firm is to pre-approve all audit services and permissible non-audit services to be provided, providing the opportunity to assess the impact of the service on the auditor's independence. In addition, the Audit Committee has delegated authority to grant certain pre-approvals to the Audit Committee Chairman. Pre-approvals granted by the Audit Committee Chairman are reported to the full Audit Committee at its next regularly scheduled meeting.

In fiscal 2006 all non-audit services were pre-approved by the Audit Committee.

The Audit Committee determined that the non-audit services provided (and the fees billed for such services) by PricewaterhouseCoopers LLP during fiscal 2006 and 2005 were compatible with maintaining their independence.

                               III. OTHER MATTERS

OTHER PROPOSALS:

Neither the Company nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting, and they have no present knowledge that any other matters will be presented for action at the meeting by others. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING:

A shareholder proposal that is intended to be presented at the 2007 Annual Meeting of Shareholders must be received by the Company at its principal executive offices by May 9, 2007.

                                        By Order of the Board of Directors,


                                        /s/ Stephen Strome
                                        ----------------------------------------
                                        Stephen Strome
                                        Chairman and Chief Executive Officer

Dated: August 3, 2006

                   PLEASE VOTE. YOUR VOTE IS VERY IMPORTANT.
PROMPTLY RETURNING YOUR PROXY WILL HELP TO REDUCE THE COST OF THIS SOLICITATION.

APPENDIX A

           QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Below are commonly asked questions relating to the purpose of a Proxy Statement and specific questions relating to Handleman Company's Annual Shareholders' Meeting. We hope the answers that follow provide you with the information you need to vote your shares.

                                                                          NUMBER
                                                                          ------
What is a proxy? ......................................................      1
What is a Proxy Statement? ............................................      2
Who can vote? .........................................................      3
What is the quorum requirement of the Annual Meeting? .................      4
What am I voting on? ..................................................      5
What are the voting recommendations of the Board? .....................      6
What if other matters are presented for determination at the Annual
   Meeting? ...........................................................      7
What vote is required to elect the Directors? .........................      8
What shares are covered by my proxy card? .............................      9
What is the difference between holding shares as a shareholder of
   record and as a beneficial owner?  .................................     10
How do I vote? ........................................................     11
What is the effect of not voting? .....................................     12
What can I do if I change my mind after I vote my shares? .............     13
How do participants in the Handleman Company 401(k) Plan vote
   their shares?  .....................................................     14
How do shareholders of record vote their shares if they are also
   participants in the Handleman Company 401(k) Plan? .................     15
What does it mean if I get more than one proxy card? ..................     16
Will there be a management presentation at the Annual Meeting? ........     17
Who can attend the Annual Meeting? ....................................     18
What do I need to attend the Annual Meeting? ..........................     19
Can I bring a guest? ..................................................     20
Who will count the vote? ..............................................     21
How much did this proxy solicitation cost? ............................     22
How do I recommend someone to be a candidate for election as a Director
   at the 2007 Annual Meeting? ........................................     23
When are shareholder proposals due for the 2007 Annual Meeting? .......     24
Where can I find the Corporate Governance Guidelines for
   Handleman Company? .................................................     25
Can I access the Proxy Statement and 2006 annual report on the Internet
   instead of receiving paper copies? .................................     26
How do I obtain more information about Handleman Company? .............     27

1.   Q:   WHAT IS A PROXY?

     A: A proxy is another person that you legally designate to vote your shares. If you designate someone as your proxy in a written document that document is also called a proxy or proxy card.

2.   Q:   WHAT IS A PROXY STATEMENT?

     A: It is a document that SEC regulations require Handleman Company to give to you when we ask you to sign a proxy card to vote your shares at the Annual Meeting. The Proxy Statement summarizes the information you need to know to intelligently vote your shares.

3.   Q:   WHO CAN VOTE?

     A: You can vote at the Annual Meeting if you were a shareholder of record as of the close of business on July 10, 2006. If you own the Company's Common Stock, then you are entitled to one vote per share.

4.   Q:   WHAT IS THE QUORUM REQUIREMENT OF THE ANNUAL MEETING?

     A: A majority of the outstanding shares on July 10, 2006 constitutes a quorum for voting at the Annual Meeting. If you vote or attend the meeting, your shares will be part of the quorum. On the record date, 20,228,703 shares of Handleman Company's Common Stock were outstanding.

5.   Q:   WHAT AM I VOTING ON?

     A:   You are voting on the:

          (1) proposal to elect three nominees for Director: James B. Nicholson, Lloyd E. Reuss and Stephen Strome for three-year terms expiring in 2009, and

          (2) ratification of the appointment PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.

6.   Q:   WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD?

     A: The Board of Directors is soliciting the proxy and recommends a vote "FOR" each of its nominees for Directors and "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm.

7.   Q:   WHAT IF OTHER MATTERS ARE PRESENTED FOR DETERMINATION AT THE ANNUAL
          MEETING?

     A: Other than the proposal to elect three nominees for Director and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, the Company does not expect any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the proxy holders (Eugene A. Miller, P. Daniel Miller and Irvin D. Reid) will use their judgment in voting your shares on other matters that may arise at the meeting.

8.   Q:   WHAT VOTE IS REQUIRED TO ELECT THE DIRECTORS?

     A: The three individuals who receive the most votes, even if not a majority, will be elected.

9.   Q:   WHAT SHARES ARE COVERED BY MY PROXY CARD?

     A: The shares covered by your proxy card represent shares of Handleman Company stock that you own either as a:

          -    shareholder of record; or

          - participant in the Handleman stock fund within the Company's 401(k) Plan; or

          -    beneficial owner of shares held in street name.

10.  Q:   WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF
          RECORD AND AS A BENEFICIAL OWNER?

     A: If your shares are registered directly in your name with Handleman Company's transfer agent, Mellon Investor Services, you are considered the "shareholder of record." The Proxy Statement, 2006 annual report and proxy card have been sent directly to you by Handleman Company c/o Mellon Investor Services.

          If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Proxy Statement and 2006 annual report have been forwarded to you by your broker, bank or nominee, which is considered the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet.

11.  Q:   HOW DO I VOTE?

     A:   You may vote using any of the following methods:

          - proxy card or voting instruction card. Be sure to sign and date the card and return it in the prepaid envelope. If you are a shareholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote "FOR" the election of Directors and "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm; or

          - by telephone or the Internet. The telephone and Internet voting procedures established by Handleman Company for shareholders of record are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that these instructions have been properly recorded. The availability of telephone and Internet voting for beneficial owners will depend on the voting process of your broker, bank or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive; or

          - in person at the Annual Meeting. All shareholders may vote in person at the Annual Meeting. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspector of election with your ballot when you vote at the meeting.

12.  Q:   WHAT IS THE EFFECT OF NOT VOTING?

     A: It will depend on how your share ownership is registered. If you own shares as a shareholder of record and do not return a signed proxy card, your shares will not count toward the quorum and will not be voted.

          If you are a beneficial owner and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum. In the absence of your voting instructions, your broker may or may not vote your shares in its discretion depending on the proposals before the meeting.

          Your broker may vote your shares in its discretion and your shares will count toward the quorum requirement on "routine matters." Regarding "non-routine matters," your broker may not be able to vote your shares in its discretion. The election of Directors and the ratification of the appointment of the independent registered public accounting firm are routine matters on which brokers are permitted to vote on behalf of their clients if no voting instructions are furnished.

13.  Q:   WHAT CAN I DO IF I CHANGE MY MIND AFTER I VOTE MY SHARES?

     A: If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by one of the following actions:

          - send written notice of revocation to the Office of the Corporate Secretary, Handleman Company, 500 Kirts Boulevard, Troy, MI 48084; or

          - submit a new proxy by telephone, Internet or paper ballot, after the date of the revoked proxy; or

          -    attend the Annual Meeting and vote in person.

          If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

14.  Q:   HOW DO PARTICIPANTS IN THE HANDLEMAN COMPANY 401(K) PLAN VOTE THEIR
          SHARES?

     A: As a participant in the Handleman Company 401(k) Plan, you have the right to direct Fidelity Management Trust Company how to vote the shares of Handleman Company credited to your account.

          You have been sent a Proxy Statement, 2006 annual report and proxy card from Handleman Company c/o Mellon Investor Services. Mellon Investor Services will transmit your voting instructions to Fidelity Management Trust Company who will vote the shares on your behalf.

          The shares credited to your account will be voted as directed; if the proxy card is not received by September 1, 2006 the shares credited to your account will not be voted.

15.  Q:   HOW DO SHAREHOLDERS OF RECORD VOTE THEIR SHARES IF THEY ARE ALSO
          PARTICIPANTS IN THE HANDLEMAN COMPANY 401(K) PLAN?

     A: Shareholders of record who also own shares in the Handleman Company 401(k) Plan and maintain the same registration for both accounts will receive one proxy card for their total shares. The Proxy Statement, 2006 annual report and proxy card have been sent directly to you by Handleman Company c/o Mellon Investor Services.

          For the shares credited to your 401(k) Plan account, Mellon Investor Services will transmit your voting instructions to Fidelity Management Trust Company, who will vote the shares on your behalf. The shares will be voted as directed; if your proxy card is not received by September 1, 2006, the shares credited to your 401(k) Plan account will not be voted.

16.  Q:   WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

     A: It means your shares are in more than one account. You should vote the shares on all your proxy cards. If you are shareholder of record we encourage you to have all your shares registered in the same name and address.

          To register all your shares in the same name or if you have other questions about your stock holdings please contact Mellon Investor Services by telephone by calling:

          U.S. Shareholders:                             (800) 851-1713

          TDD for U.S. Hearing Impaired Shareholders:    (800) 231-5469

          Foreign Shareholders:                          (201) 680-6578

          TDD for Foreign Hearing Impaired Shareholders: (201) 680-6610

          If you wish to communicate with Mellon Investor Services by e-mail you can do so by contacting them at shrrelations@melloninvestor.com. Shareholders can view their certificate history or make address changes on Mellon Investor Services website www.melloninvestor.com/ISD

17.  Q:   WILL THERE BE A MANAGEMENT PRESENTATION AT THE ANNUAL MEETING?

     A: Stephen Strome, Chairman and Chief Executive Officer, will report on the performance of the Company during fiscal 2006 and respond to appropriate questions from shareholders.

18.  Q:   WHO CAN ATTEND THE ANNUAL MEETING?

     A: All shareholders of record as of the close of business on July 10, 2006 can attend; however, seating is limited. Seating at the Annual Meeting will be on a first arrival basis.

19.  Q:   WHAT DO I NEED TO ATTEND THE ANNUAL MEETING?

     A:   To attend the Annual Meeting, please follow these instructions:

          - to enter the Annual Meeting, bring your proof of ownership and identification; or

          - if a broker or other nominee holds your shares, bring proof of your ownership with you to the Annual Meeting.

20.  Q:   CAN I BRING A GUEST?

     A:   Seating availability at the Annual Meeting is limited.

21.  Q:   WHO WILL COUNT THE VOTE?

     A: A representative of Mellon Investor Services will tabulate the votes and act as inspector of election at the Annual Meeting.

22.  Q:   HOW MUCH DID THIS PROXY SOLICITATION COST?

     A: The Company will solicit proxies by mail and will cover the expense of such solicitation. Mellon Investor Services will help us solicit proxies for all brokers and nominees at a cost of $5,000 plus expenses. We may reimburse brokers or other nominees for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial owner.

23.  Q:   HOW DO I RECOMMEND SOMEONE TO BE A CANDIDATE FOR ELECTION AS A
          DIRECTOR AT THE 2007 ANNUAL MEETING?

     A: You may recommend any person to be a Director by writing to the Corporate Secretary of the Company. The Company's By-laws require that shareholders send written notice no later than May 9, 2007, in order to recommend an individual for consideration as a Director at the 2007 Annual Meeting. In accordance with the Company's By-laws, the notice must set forth (a) as to each person whom the shareholder proposes to nominate for election (1) the name, age, business, address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of the corporation that are beneficially owned by such person and (4) such person's written consent to being named in the Proxy Statement as a nominee and to serve as a Director if elected; and (b) as to the shareholder giving the notice (1) the name and address, as they appear on the corporation's books, of such shareholder and (2) the class and number of shares of the corporation that are beneficially owned by such shareholder.

24.  Q:   WHEN ARE SHAREHOLDER PROPOSALS DUE FOR THE 2007 ANNUAL MEETING?

     A: Shareholder proposals must be presented by May 9, 2007 to be included in the Company's proxy materials for the 2007 Annual Meeting.

25.  Q:   WHERE CAN I FIND THE CORPORATE GOVERNANCE GUIDELINES FOR HANDLEMAN
          COMPANY?

     A: A copy of the Corporate Governance Guidelines is attached as Appendix B to this Proxy Statement. The Corporate Governance guidelines are also posted on the Company's web site, www.handleman.com, under Investor Relations/Corporate Governance.

26.  Q:   CAN I ACCESS THE PROXY STATEMENT AND 2006 ANNUAL REPORT ON THE
          INTERNET INSTEAD OF RECEIVING PAPER COPIES?

     A: This Proxy Statement and the 2006 annual report are located on Handleman Company's web site. Shareholders can access future Proxy Statements and annual reports on the Internet instead of receiving paper copies in the mail.

          If you are a shareholder of record, you can choose this option by marking the appropriate box on your proxy card or by following the instructions if you vote by telephone or the Internet. If you choose to access future Proxy Statements and annual reports on the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address for those materials. Your choice will remain in effect until you advise Handleman Company otherwise.

          If you are a beneficial owner, please refer to the information provided by your broker, bank or nominee for instructions on how to elect to access future Proxy Statements and annual reports on the Internet. Most beneficial owners who elect electronic access will receive an e-mail message next year containing the Internet address for access to the Proxy Statement and annual report.

27.  Q:   HOW DO I OBTAIN MORE INFORMATION ABOUT HANDLEMAN COMPANY?

     A: You may obtain additional information about Handleman Company in one of the following manners:

          -    contact the Vice President, Investor Relations, at
               1-248-362-4400, Extension 211; or

          -    go to the website at www.handleman.com; or

          -    write to:
                    Handleman Company
                    Attention: Investor Relations
                    500 Kirts Blvd.
                    Troy, MI 48084

APPENDIX B

                                HANDLEMAN COMPANY
                         CORPORATE GOVERNANCE GUIDELINES

These Corporate Governance Guidelines, together with the Code of Business Conduct and Ethics and the Charters of the Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee provide the framework for the governance of Handleman Company.

The Guidelines, Code of Business Conduct and Ethics and Committee Charters and are available on the Company's website, www.handleman.com.

Handleman Company's stakeholders' interests are best served through the perpetuation of a growing, financially sound business enterprise, which is committed to sound operating principals and values. The Board is responsible for determining that the Company is managed in such a way to ensure this result. This must be an active, as opposed to passive, responsibility. The Board has the responsibility to ensure that management is capably executing its responsibilities, and to regularly monitor the effectiveness of management policies and decisions, including the execution of its strategies.

In addition to fulfilling its obligations for increased shareholder value, the Board has responsibility to Handleman Company's customers, employees, suppliers and to the communities where it operates -- all of whom are essential to a successful business. These responsibilities are best served through the successful perpetuation of the business.

These guidelines and amendments require the approval of the Board of Directors. The Corporate Governance and Nominating Committee ("Committee") of the Board has been empowered by its charter to review and recommend corporate governance practices and policies of Handleman Company, which may include comparing the corporate governance practices of Handleman Company to those of other public companies and to make recommendations to the Board to assure the Company's leadership in this area. In this regard, the Committee reviews guidelines or practices adopted by other leading public companies, surveys and trend information. The Committee will report its findings and recommendations for action by the entire Board.

1. SELECTION OF CHAIRMAN AND CEO; PRESIDING DIRECTOR: Currently, the Chairman of the Board is the Chief Executive Officer (CEO) of Handleman Company. If the Board does not designate the Chairman of the Board as the CEO, then the President by virtue of his office is the CEO.

The Board has no policy respecting the need to separate or combine the offices of Chairman and CEO. The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Company to make a determination whenever it elects a new CEO.

The Board will designate an independent Director to serve as Presiding Director. Duties and responsibilities of the Presiding Director include:

a.   presiding over executive sessions of the independent Board members;

b. advising the CEO of appropriate feedback from the executive session including any actions to be taken, as well as any issues or concerns raised by the independent Directors;

c.   advising on the agenda for the Board meetings;

d. meeting with senior officers, if deemed appropriate, to discuss the business and issues facing the Company;

e. working with the Chairman of the Corporate Governance and Nominating Committee in the selection of the Committee Chairs; and

f.   meeting with shareholders, if appropriate, to discuss their concerns.

The Chairs of the Compensation Committee, Audit Committee and Corporate Governance and Nominating Committee rotate annually in the position of Presiding Director.

2. MEETING WITHOUT CEO: In those instances where the independent Directors meet without the Chairman and CEO, the Presiding Director will chair the meeting.

3. NUMBER OF COMMITTEES: The Board has the following committees: Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. The Board has the flexibility to form a new committee or disband a current committee. It is the policy of the Board that only independent Directors serve on the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.

4. ASSIGNMENT AND ROTATION OF COMMITTEE MEMBERS: The Chairman of the Corporate Governance and Nominating Committee, with the assistance of the Presiding Director, recommends the appointment of members to the committees, the composition of which is discussed and ratified by the entire Board, taking into account the desires and suggestions of individual Directors. It is the belief of the Board that committee rotation is a desirable principle, but should not be mandated as a policy since there may be reasons at a given point in time to maintain an individual Director's committee membership for a longer period or to shorten the period. The learning time to become an active contributor on a particular committee is also a factor.

5. COMMITTEE INDEPENDENCE: The Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are to be comprised entirely of independent Directors.

6. COMMITTEE STRUCTURE: The Audit, Compensation, and Corporate Governance and Nominating Committees will adopt written charters, which specify each Committee's responsibilities and duties.

7. FREQUENCY AND LENGTH OF COMMITTEE MEETINGS: The Chair of each committee, in consultation with its members, determines the frequency and length of the meetings of the committee.

8. COMMITTEE AGENDA: The Chair of each committee, in consultation with the appropriate Officers, will develop the committee's agenda. At the beginning of the Board year (from annual shareholders meeting to annual meeting), each committee will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen); the schedule for each committee will be furnished to all Directors. The agenda for each meeting will be distributed to all Directors in advance and suggestions for changes or additions will be solicited.

9. SELECTION OF AGENDA ITEMS FOR BOARD MEETINGS: At the beginning of the Board year, the Chairman will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen). The Chairman will also establish the agenda for each Board meeting. The agenda for each meeting will be distributed to the Presiding Director in advance and suggestions for changes or additions will be solicited. Each Board member is free to suggest the inclusion of items on the agenda. The agenda will include reports from each committee that has held a meeting. At least one Board meeting each year will be a Board "retreat," the principal purpose of which will be a Board review of long-term strategic plans and the principal issues that Handleman Company will face in the future. The Board will have a minimum of six scheduled meetings per Board year and will be on call for additional meetings as needed.

10. BOARD MATERIALS: Information and data that are important to the Board's understanding of the business will be distributed in writing to the Board the week before the scheduled Board meeting. The Officers will strive to make the information concise yet comprehensive, and will make an ongoing effort to solicit suggestions from independent Directors on how to best meet their information needs. Interim financial and operational reports will be sent to the Directors monthly.

11. RETENTION OF CONSULTANTS: The Board has full authority to retain such financial, legal, or other consultants, as it deems appropriate. The necessary funds will be made available to pay for such services.

12. DIRECTOR RESPONSIBILITIES: Directors are expected to use their best efforts to attend all Board and committee meetings on which such Director serves, and the Annual Shareholders' Meeting. Attendance by phone is acceptable if a Director cannot attend meetings due to travel problems, schedule conflicts or similar causes.

13. REGULAR ATTENDANCE OF NON-DIRECTORS AT BOARD MEETINGS: The Chairman and CEO will invite Senior Officers to attend the meeting when their presence is expected to significantly enhance the quality of Board decisions. Generally, attendance of non-Directors will take place when their expertise is required or where attendance is encouraged as noted in Item 15 (e.g., at the Board retreat).

14. EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS: The independent Directors will meet in executive session during each scheduled Board meeting. The Presiding Director will preside over the executive session and will report to the Chairman and CEO on the nature of the discussion immediately following the Board meeting. If the Presiding Director is unavailable to preside over an executive session, the Director designated to follow in the rotation as Presiding Director shall serve as Presiding Director for that meeting.

15. BOARD ACCESS TO SENIOR MANAGEMENT: The Presiding Director will have complete access to the Company's Officers and counsel and will communicate issues brought up by management with the other outside Directors. It is assumed that the Presiding Director will use appropriate judgment to be sure that this contact is not distracting to the business operation of the Company and that such contact, if in writing, be copied to the Chairman and CEO under normal circumstances. Furthermore, the Board encourages the Chairman and CEO, from time to time, to bring executives into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement in these areas, or (b) represent executives with future potential that the Chairman and CEO believes should be given exposure to the Board. The Board may retain outside counsel of its choice with respect to any issue relating to its activities. The Chairman and CEO will be advised on each such occasion of the law firm selected and the issues to be addressed by it on behalf of the Board.

16. BOARD COMPENSATION REVIEW: Only non-employee Directors receive payment for serving on the Board. The Compensation Committee is responsible for annually evaluating and recommending Director compensation programs, including retainers, fees and stock grants, for discussion and concurrence by the full Board. Given the conflict inherent with Directors setting their own pay levels, these recommendations will be based upon information in relation to other comparable U.S. companies and in consideration of the most current best practices provided by outside consultants and/or director compensation surveys.

17. SIZE OF THE BOARD: It is the opinion of the Board that the optimal size of the Board under normal circumstances is 8 to 10 members. This size permits both a diversity of skills and views available to contribute to the duties of the Board and its Committees, as well as the coordination and participation of all Directors in Board deliberations. However, the Board would be willing to go to a somewhat larger size in order to accommodate the availability of an outstanding candidate.

18. MIX OF INSIDE AND OUTSIDE DIRECTORS: The Board believes that, as a matter of policy, there should be a majority of independent Directors on the Handleman Board

19. DEFINITION OF INDEPENDENT DIRECTOR: The Company has adopted the following definition of an independent Director: one who (a) is not and has not been employed by the Company or its subsidiaries in an executive capacity; (b) is not an advisor or consultant to the Company; (c) is not affiliated with a significant customer or supplier of the Company; (d) does not have a personal services contract or arrangement with the Company; (e) is not affiliated with a tax-exempt entity that receives significant contributions from the Company; and
(f) is not a spouse, parent, sibling or child of a Board member or senior executive of the Company. The Board believes that all present outside Directors are independent. Compliance with the definition of independence is reviewed annually by the Corporate Governance and Nominating Committee.

The Board will establish and maintain standards used to determine which directors are independent. These standards shall consider the definition of (i) an "independent director" as defined under the rules of the New York Stock Exchange, as may be amended from time to time (ii) a "Non-Employee Director", as defined in Rule 16b-3 promulgated under Section 16 of the Securities and Exchange Act of 1934, as amended, and (iii) an "outside director" under Regulation Section 1.162-27 promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.

In addition, in order to be deemed independent of management of the Company, a Board member cannot have engaged in any transaction or have been involved in any business relationship or otherwise that is described or set forth in Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

Each independent Director shall notify the Chairman and CEO and the Chairman of the Corporate Governance and Nominating Committee, as soon as practical, of any event, situation or condition that may affect the Board's evaluation of his or her independence.

20. STOCK OWNERSHIP OF OUTSIDE DIRECTORS: The ownership of stock in the Company by outside Directors is required. The Board's policy is that each outside Director should, within five years of first election to the Board, own 5,500 shares of Handleman Company stock.

21. LOANS TO DIRECTORS AND EXECUTIVE OFFICERS: It is the policy of the Company not to make any personal loans to its Directors and Executive Officers.

22. FORMER CHIEF EXECUTIVE OFFICER'S BOARD MEMBERSHIP: The Board believes this is a matter to be decided in each individual instance. It is assumed that when the Chief Executive Officer resigns from that position, he/she should offer his/her resignation from the Board at the same time. Whether the individual continues to serve on the Board is a matter for discussion at that time with the new CEO and the Board.

23. BOARD MEMBERSHIP CRITERIA: The Corporate Governance and Nominating Committee is responsible for reviewing with the Board periodically the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment should include issues of diversity, age, skills such as understanding of marketing, finance, regulation and public policy, international background, other time demands (including service on other boards), commitment to Handleman's shared values, etc. -- all in the context of an assessment of the perceived needs of the Company and the Board at that point in time.

In order to optimize Directors ability to represent the interest of the Company's shareholders and other constituencies, the Board has established a guideline whereby individuals nominated to serve as a Director of the Company can serve as a director on a maximum of five other public company boards. Directors should advise the Chairman and CEO and the Chairman of the Corporate Governance and Nominating Committee in advance of accepting an invitation to serve on another Board.

24. IDENTIFYING NEW DIRECTOR CANDIDATES/EXTENDING INVITATIONS TO BOARD: The Board itself should be responsible, in fact as well as procedure, for soliciting input from shareholders or others, for identifying new members and for recommending them for election by the shareholders. The Board delegates the screening process involved to the Corporate Governance and Nominating Committee and the Presiding Director with direct input from the Chairman and CEO. The Corporate Governance and Nominating Committee is responsible for evaluating and recommending criteria for Board membership. The invitation to join the Board should be extended by the Chairman and CEO and the Chair of the Corporate Governance and Nominating Committee.

25. ASSESSING THE BOARD'S PERFORMANCE: The Board commits to participate in a process of self-evaluation annually, led by the Corporate Governance and Nominating Committee. This will be discussed annually with the full Board. This assessment should be of the Board's contribution as a whole and should specifically review areas in which the Corporate Governance and Nominating Committee or the Chairman and CEO believes a better contribution could be made. Its purpose is to increase the effectiveness of the Board. The purpose of the evaluation will be to discover if there are changes to the Board's structure and operations, which will maximize the value that the Board adds to the Company.

26. DIRECTORS WHO CHANGE THEIR PRESENT JOB RESPONSIBILITY: It is the sense of the Board that individual Directors who change in a substantial way the business responsibility they held when they were elected to the Board, or who develop a conflict as a Director of the Company with the person's position in, or role with, another entity should inform the Chairman and CEO and the Chair of the Corporate Governance and Nominating Committee of the change. In addition, they must volunteer to resign from the Board. It is not the sense of the Board that the Directors who retire from or change substantially the position they held when they became a Director should necessarily leave the Board. There should, however, be an opportunity of the Board via the Corporate Governance and Nominating Committee to review the continued appropriateness of Board membership under these circumstances.

27. DIRECTOR TENURE: The Board comprises three classes of Directors, with approximatly one-third of the Directors assigned to each class. The members of each class are elected for a term of three years.

The Board does not believe that it should establish term limits. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of Directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. As an alternative to strict term limits, the Directors and Corporate Governance Committee, in conjunction with the Chairman and CEO, reviews each Director's continuation on the Board at the expiration of his or her term. This also allows each Director the opportunity to confirm his/her desire to continue as a member of the Board.

28. RETIREMENT AGE: Directors will submit a written resignation to the Board not later than the annual meeting of shareholders that follows their seventy-second birthday. Directors may stand for reelection even though the Board's retirement policy would prevent them from completing a full three year term. The Corporate Governance and Nominating Committee will review the desirability of continued service by that Director in light of the needs of the Company at that time and make a recommendation to the Board. If continued service is requested, that Director will then annually submit a written resignation to be considered by the Board.

29. VOTING FOR DIRECTORS: In an uncontested election, any nominee for Director who receives a greater number of votes "withheld" from his or her election than votes "for" such election (a "Majority Withheld Vote") shall promptly tender his or her resignation following certification of the shareholder vote.

The Corporate Governance and Nominating Committee shall consider the resignation and recommend to the Board whether to accept it. The Board will act on the Committee' recommendation within 90 days following the shareholder meeting. Board action on the matter will require the approval of a majority of the independent Directors.

The Company will disclose the Board's decision on a Form 8-K furnished to the Securities and Exchange Commission within four business days after the decision was reached and, if applicable, the reasons why the Board rejected the Directors' resignation.

Any Director who tenders his or her resignation pursuant to this provision shall not participate in the Corporate Governance and Nominating Committee's deliberations regarding whether to accept the resignation offer.

If each member of the Corporate Governance and Nominating Committee receives a Majority Withheld Vote at the same election, then the independent Directors who do not receive a Majority Withheld Vote shall appoint a committee amongst themselves to consider the resignations and recommend to the Board whether to accept them.

30. FORMAL EVALUATION OF THE CEO: At the beginning of each fiscal year, the CEO will set forth in writing to the Chair of the Compensation Committee the CEO's personal goals for the performance of his duties and responsibilities during such fiscal year. The independent Directors should make this evaluation annually, and it should be communicated to the CEO by the Chair of the Compensation Committee. The evaluation should be based on objective criteria, including comparison of the CEO's goals for the year against actual results, performance of the business, accomplishment of long-term strategic objectives, management development, and the like. The evaluation will be used by the Compensation Committee in the course of its deliberations when considering the compensation of the CEO.

31. SUCCESSION PLANNING: There will be an annual report by the CEO to the Board on succession planning. There should also be available, on a continuing basis, the CEO's recommendations as to a successor should the CEO be unexpectedly disabled.

32. MANAGEMENT DEVELOPMENT: There will be an annual report to the Board by the Chairman and CEO on Handleman's program for management development. This report should be given to the Board at the same time as the succession planning report.

33. BOARD INTERACTION WITH INSTITUTIONAL INVESTORS, THE PRESS, CUSTOMERS, ETC.:
The Board believes that, in general, it is optimal for the appropriate Officers to speak for the Company and to communicate such feedback to the Board. The Presiding Director and individual outside Board members may, from time to time, meet or otherwise communicate with various constituencies that are involved with the Company, including investors. It is expected that Board members would do this with the knowledge of the Chairman and CEO and absent unusual circumstances, only at the request of the Chairman and CEO.

Shareholders wishing to communicate with the Presiding Director or with the non-employee Directors as a group may send a letter by regular or express mail addressed to: Corporate Secretary, Handleman Company, 500 Kirts Blvd., Troy, MI 48084, Attention: Presiding Director or Non-Employee Directors. All correspondence sent to that address will be delivered to those Directors on a quarterly basis, unless management determines by individual case that it should be sent more promptly. All correspondence to Directors will be acknowledged by the Corporate Secretary and may also be forwarded within Handleman Company to the subject matter expert for an investigation.

34. ADHERENCE TO CODE OF BUSINESS CONDUCT AND ETHICS: Each Director shall be familiar with and adhere to the Company's Code of Business Conduct and Ethics. The Directors shall annually acknowledge in writing that the Director has complied with the Code of Business Conduct and Ethics as it applies to the Director. If an actual or potential conflict arises for a Director, the Director shall promptly inform the Presiding Director and Chairman of the Audit Committee. If a significant conflict exists and cannot be resolved, the Director will submit a letter of resignation.

Additionally, a Financial Integrity and Controls Hotline will be maintained for employees to report questionable accounting policies or practices, on an anonymous basis. Management will report all such reports directly to the Audit Committee.

35. BOARD ORIENTATION: Each new Director will participate in an orientation program to be acquainted with the business, the financial position, compliance policies, and other policies relevant to Directors. In addition a "Director Information Book" is distributed to each Director, which contains information on director compensation, indemnification, meeting schedules, Company SEC filings and corporate By-laws.

36. CONTINUING EDUCATION FOR DIRECTORS: One of Handleman Company's core values is continuous learning and improvement. The Company encourages and supports this value throughout all levels of the organization. Board members also believe continuous learning is important to ensure the ongoing effectiveness of the Board. The Board encourages each Director to participate in at least one continuing education program during each Board term. Annually, management will provide the Board a list of certified continuing education programs available during the calendar year.

37. TRANSPARENCY: The Board believes that it is important that the Company's stakeholders and others are able to review its corporate governance practices. Accordingly, the Company's Corporate Governance Guidelines, Code of Business Conduct and Ethics and Committee Charters will be published on the Company's website.

APPENDIX C

                             AUDIT COMMITTEE CHARTER
                 OF THE BOARD OF DIRECTORS OF HANDLEMAN COMPANY

This Charter sets forth the duties and responsibilities of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Handleman Company (the "Company").

MISSION STATEMENT:

The Audit Committee's mission is to assist the Board in fulfilling its oversight responsibility relating to the Company's financial statements and the financial reporting processes; the systems of internal accounting and financial controls; the internal audit function; the annual independent audit of the Company's financial statements; the adequacy and effectiveness of the Company's financially-related legal, regulatory, and ethical compliance programs; and any other areas specified by the Board of potential significant financial risk to the Company.

COMPOSITION:

The Committee is established by the Board and will consist of three or more members, with the exact number being recommended by the Corporate Governance and Nominating Committee. All members must be independent of the management of the Company, and free of any relationship that would interfere with their exercise of independent judgment as a Committee member. Each of the members of the Committee will be (i) an "independent director" as defined under the rules of the New York Stock Exchange, as may be amended from time to time (ii) a "Non-Employee Director" as defined in Rule 16b-3 promulgated under Section 16 of the Securities and Exchange Act of 1934, as amended, and (iii) an "outside director" under Regulation Section 1.162-27 promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended.

In addition, in order to be deemed independent of management of the Company, unless the Board of Directors determines otherwise, a member of the Committee cannot have engaged in any transaction or have been involved in any business relationship or otherwise that is described or set forth in Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

Each member shall also be financially literate as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after the member's appointment to the Audit Committee. At least one member must have accounting or related financial management expertise as the Board interprets such qualification in its business judgment.

Committee members may not simultaneously serve on audit committees of more than three public companies without Board determination and disclosure in the annual Proxy Statement that such service would not impair the ability of such member to serve on the Company's Audit Committee.

The Chairman of the Corporate Governance and Nominating Committee, with the assistance of the Presiding Director and Chairman of the Board, will recommend the annual appointment of the Committee members, as well as the Committee Chair. The Committee membership, including the Chair, will be determined by the entire Board of Directors.

The Committee Chair is responsible for reporting all activities and decisions of the Committee to the Board.

All members of the Committee serve at the discretion of the Board.

In the event a Director becomes disqualified from membership on the Audit Committee, such Director shall be removed as soon as practicable from service on the Audit Committee by the Board. In the event removal, resignation, retirement, death or other termination of a Director from service on the Audit Committee results in the Audit committee comprising less than three members, the Board shall appoint a new qualified Director to the Audit Committee as soon as practicable.

PRINCIPAL FUNCTIONS:

The Committee provides assistance to the Board of Directors in fulfilling its oversight responsibilities for the financial reporting process, the systems of internal control, the audit process, and the Company's process for monitoring compliance with laws and regulations and the Company's Code of Business Conduct and Ethics.

The Committee shall:

     a. review with management and the independent registered public accounting firm the status of the annual audit prior to releasing the unaudited year-end earnings, as well as the audited financial statements to be included in the Company's annual report on Form 10-K;

     b. review quarterly unaudited financial statements, including the related earnings press release and any financial information or earnings guidance provided to the analysts or ratings agencies along with the quarterly unaudited financial statements;

     c. review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas of potential significance;

     d. obtain assurance from the independent and internal auditors of the adequacy of the Company's accounting and financial controls;

     e.   review significant legal matters with the Company's legal counsel;

     f. review management's monitoring of compliance with the Company's Code of Business Conduct and Ethics;

     g. establish procedures for the receipt, treatment and retention of complaints regarding accounting, internal accounting controls or auditing matters;

     h. appoint, approve compensation for, and oversee the work of the independent registered public accounting firm annually, including a review of the auditor's independence, performance and results of periodic audit and non-audit engagements;

     i. review the budget, staffing, activities, performance and results of examinations of the Internal Audit Department;

     j. prepare a report annually that is in accordance with the applicable rules and regulations of the SEC for inclusion in the Company's annual Proxy Statement; and

     k.   report Committee activities to the Board on a periodic basis.

DUTIES AND RESPONSIBILITIES:

The principle duties and responsibilities of the Committee in carrying out its oversight responsibilities are set forth below. The duties and responsibilities are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that the Committee deems necessary or advisable in fulfilling its responsibilities.

     A.   Financial Reporting Process and Internal Control:

          1. Review with management and the independent registered public accounting firm the status of the annual audit prior to releasing the unaudited year-end earnings; discuss matters required to be communicated to the Audit Committee in accordance with AICPA Statement on Auditing Standards (SAS) No. 61.

          2. Review with management and the independent registered public accounting firm: the audited financial statements to be included in the Company's Annual Report on Form 10-K and disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;" qualitative judgments of the independent registered public accounting firm about the appropriateness, not just the acceptability, of the Company's accounting principles, and the clarity of the financial statements; assurance from the independent registered public accounting firm that Section 10A of the Securities Exchange Act of 1934 has not been implicated; and major issues regarding auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements. After such review and discussions, recommend to the Board of Directors that the audited financial statements be included in the Form 10-K for such year to be filed with the Securities and Exchange Commission.

          3. Review periodically with the independent registered public accounting firm their judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting, including such issues as the reasonableness of significant judgments and the clarity of the Company's financial disclosures and whether the choices of accounting principles and underlying estimates and other significant decisions made by management in preparing the financial statements are conservative, moderate or aggressive from the perspective of income, asset, revenue and liability recognition and whether those principles, estimates and disclosures are common practices or are minority practices.

          4. Review with management and the independent registered public accounting firm quarterly unaudited financial statements, including the related earnings press release and any financial information or earnings guidance provided to the analysts or ratings agencies; discuss with the independent registered public accounting firm the results of their review performed in accordance with SAS No. 100 for unaudited financial statements. These discussions may be general, and the Committee will determine if it will discuss each earnings report or piece of earnings guidance in advance of its release. In addition, the Committee's focus may be on the types of information to be disclosed and the type of presentations to be made. The Committee may be represented by the Chair or a subcommittee to review the earnings announcements and other public disclosure documents.

          5. Review disclosures made by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q with respect to the financial statements and (a) the adequacy and effectiveness of the Company's disclosure controls and procedures; (b) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting; (c) any fraud involving management or other employees who have a significant role in the Company's disclosure controls and procedures and internal controls, and (d) any change in internal control over financial reporting that occurred during the Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

          6. Review audit findings, including any significant issues, audit problems, scope limitations, disagreements with management, and/or suggestions for improvements provided to management by the independent registered public accounting firm and internal auditors, and obtain management's response to the suggestions from the independent and internal auditors.

          7. Review and discuss with management and the independent registered public accounting firm management's assessment of the effectiveness of internal control over financial reporting and the basis therefore, as well as the independent registered public accounting firm's attestation of management's assessment, and its audit of the Company's internal control over financial reporting.

          8. Review with management and the independent registered public accounting firm any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including (i) an analysis of the effect of alternative GAAP methods on the Company's financial statements, (ii) a description of any transactions as to which management obtained SAS No. 50 letters, (iii) any significant changes in the Company's selection or application of accounting principles or policies, (iv) any changes to the methods of application, and (v) any major issues as to the adequacy of the Company's internal controls.

          9. Review with the Company's legal counsel: (i) any significant legal matters that could have a material impact on the Company's financial statements; (ii) legal compliance matters, including corporate securities trading policies and material notices to or inquiries received from government agencies; and (iii) reports or evidence of a material violation of securities laws or breaches of fiduciary duty.

          10. Review management's monitoring of compliance with the Company's Code of Business Conduct and Ethics.

          11. Review policies and procedures with respect to the CEO's and certain other officers' expense accounts, including their use of corporate assets.

          12. Establish procedures for receiving, processing and retaining complaints or employee concerns about accounting, internal accounting controls and auditing matters and for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters; review with management and the independent registered public accounting firm any correspondence with regulators or governmental agencies and any employee complaints or published reports, which raise material issues regarding the Company's financial statements or accounting policies.

          13. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

          14. Meet periodically with the independent registered public accounting firm, the director of internal audit and management in separate executive sessions to discuss any matters that the Audit Committee or these persons believe should be discussed privately with the Committee.

     B.   Auditing Functions:

          1. Review the independence and performance of the independent registered public accounting firm annually. The independent registered public accounting firm reports directly to the Committee, and the Committee is directly responsible for the appointment, retention, termination, compensation and oversight of the work of the independent registered public accounting firm, including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting. The Committee requires rotation of the lead and concurring audit partners in accordance with applicable requirements.

          2. On an annual basis, review and discuss with the independent registered public accounting firm all significant relationships they have with the Company that could impair the auditors' independence and receive the written disclosures and letter from the independent registered public accounting firm required by Independence Standards Board No. 1 and the New York Stock Exchange listing standards.

          3. Approve the engagement letters and the fees to be paid to the independent registered public accounting firm. Pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm and consider the possible effect that these services could have on the independence of such auditors; provided that prohibited non-audit services shall include bookkeeping, information technology design, financial systems design, appraisal or valuation services, actuarial services, internal audit services, management or human resources functions, and legal services or other expert services unrelated to the audit. The Committee may delegate to one or more of its members pre-approval authority of non-audit services in accordance with applicable law and the Charter.

          4. Review the arrangements, scope, staffing, timing, cost and results of periodic audits and non-audit engagements conducted by the independent registered public accounting firm.

          5. Review with management and the independent registered public accounting firm any management letter provided by the auditors and the Company's response to that letter.

          6. Receive and review from the independent registered public accounting firm at least annually a report regarding the internal quality control procedures of the independent registered public accounting firm including any material issues raised within the preceding five years by any internal quality review or peer review of the firm, or by any inquiry or investigation by environmental or professional authorities, as well as describing the steps the firm has taken to deal with any reported problems.

          7. Review and approve the annual and quarterly plans for internal audit, including staffing/ appointments, and major projects undertaken by internal audit outside of the plan.

          8. Review the scope, status and results of examinations conducted by the Company's internal auditors.

          9. Review the budget, program, changes in program, activities, strategies, organizational structure and qualifications of the Internal Audit Department, as needed, it being understood that the Internal Audit Department functionally reports directly to the Committee. Evaluate whether the Internal Audit Department operation and structure permits unrestricted access by internal auditors to records, personnel, and physical properties relevant to the performance of its responsibilities and to top management, the Committee and the Board. Assess the appropriateness of the resources allocated to internal auditing. Evaluate the effectiveness of the internal audit function with the independent registered public accounting firm and compliance with the Institute of Internal Auditor's Standards for the Professional Practice of Internal Auditing.

          10. Review the appointment, performance and replacement of the chief internal auditor. Decisions regarding hiring or termination of the chief internal auditor require endorsement by the Committee. The chairperson of the Committee will also be involved in performance evaluation and compensation decisions related to the chief internal auditor.

          11. Set clear hiring policies for employees or former employees of the independent registered public accounting firm who participated in any capacity in the audit of the Company.

     C.   Reporting Requirements:

          1. The Audit Committee shall prepare the report required by the Securities and Exchange Committee to be included in the Company's annual Proxy Statement. The Committee will also disclose in the Annual Report and Proxy Statement the Audit Committee's pre-approval policies and procedures and fees paid to the independent accountants in accordance with Securities and Exchange Commission regulations.

          2. The Audit Committee shall review and reassess the adequacy of the Audit Committee Charter on an annual basis and any changes thereto shall be submitted to the Board for approval. The Audit Committee shall have the Charter published at least every third year in the Company's Proxy Statement in accordance with Securities and Exchange Commission regulations.

          3. The Audit Committee shall assess its performance at least annually and report the results to the Board.

          4. On an annual basis or upon changes to the composition of the Audit Committee, the Company must provide the New York Stock Exchange written confirmation regarding the:

               a. determination made by the Board regarding Audit Committee member independence;

               b.   financial literacy of Audit Committee members;

               c. determination that at least one Audit Committee member has accounting or financial management expertise including the name of any designated Audit Committee financial expert under Securities and Exchange Commission regulation; and the

               d. review and reassessment of the adequacy of this Charter on an annual basis including describing and reporting to the shareholders the Committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

     D. Perform any other duties or responsibilities expressly delegated to the Committee by the Board including any duties or responsibilities as set forth in the Corporate Governance Guidelines.

     E. While the Audit Committee has the duties and responsibilities set forth in this Charter, it is not the duty or responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles. These duties and responsibilities rest with management and the independent registered public accounting firm.

The duties and responsibilities set forth above are meant to serve as a guide, with the understanding that the Committee may diverge from the specific duties enumerated as necessary and appropriate given the circumstances.

COMMITTEE AUTHORITY:

The Committee shall undertake any other action or exercise such other powers, authority and responsibilities as necessary or appropriate to discharge its responsibilities and duties as set forth in this Charter or the Company's By-laws, or otherwise required by the Listing Rules of the New York Stock Exchange or other applicable laws, rules or regulations, or as shall otherwise be determined by the Board.

In discharging its responsibilities and duties, the Committee is empowered to investigate any matter brought to its attention that it determines to be within the scope of its authority with full access to all books, records, facilities and personnel of the Company. The Committee has the power to retain outside counsel or other consultants or experts as the committee may deem appropriate in its sole discretion, and shall receive funding from the Company to engage such advisors, and have sole authority to approve related fees and retention terms.

The Committee may delegate authority to individuals or subcommittees when it deems appropriate.

MEETINGS:

The Audit Committee will meet quarterly and at such other times as may be deemed necessary or appropriate in the judgment of its Chairman to accomplish the Committee's responsibilities. In lieu of a meeting, the Committee may also act by unanimous written consent resolution. Committee meeting procedures include the following guidelines:

     1. A majority of the Committee members will be deemed a quorum for the transaction of business. The Chairman may appoint one or more members of the Board to act at a meeting in place of an absent member or members, as long as each such member appointed is an independent director as defined by applicable New York Stock Exchange rules. Such appointed Director(s) may vote on any matter coming before the Audit Committee. For purposes of determining a quorum, the size of the Committee shall not be deemed increased by the appointment of any replacement member or members.

     2. The action of a majority of those present at a meeting at which a quorum is present will represent an act of the Committee.

     3.   The CFO will be the management liaison to the Committee.

     4. The Chairperson of the Audit Committee shall select the meeting dates after consultation with other members of the Committee.

     5. The Committee Chairperson shall prepare and/or approve an agenda in advance of each meeting.

     6. The agenda and all materials to be reviewed at the meetings will be provided to the Committee members as far in advance of the meeting as practicable.

     7. If the Chairperson is not available for a meeting, the other members of the Committee may appoint a temporary Chairperson for such meeting.

     8. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

     9.   All Directors shall be invited to all Audit Committee meetings.

     10. The Chairperson of the Audit Committee may call a meeting of the full Board at the request of and for the purpose of meeting with the Company's independent registered public accounting firm and may call a meeting of the full Board to consider any other matters within the purview of the Audit Committee.

     11. Minutes of any Audit Committee meetings shall be provided to all Directors following the Audit Committee meeting and shall be submitted for the next Board meeting, at which time the Chairperson of the Audit Committee will provide additional comments as appropriate.

                           NYSE: HDL www.handleman.com

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED      Please Mark          [ ]
IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN.      Here for Address
IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE       Change or Comments
VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR     SEE REVERSE SIDE
LISTED BELOW IN ITEM 1 AND FOR THE RATIFICATION OF
THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM LISTED BELOW IN ITEM 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1 AND ITEM 2.

1.   Election of Directors - Term     FOR all nominees     WITHHOLD AUTHORITY
     expiring 2009.                  listed to the left      to vote for all
                                    (except as marked to   nominees listed to
     NOMINEES:                       the contrary below)        the left
     01 James B. Nicholson                   [ ]                   [ ]
     02 Lloyd E. Reuss
     03 Stephen Strome

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW)

________________________________________________________________________________

2.   To ratify the appointment of                        FOR   AGAINST   ABSTAIN
     PricewaterhouseCoopers LLP as the Company's
     independent registered public accounting firm       [ ]     [ ]       [ ]
     for the fiscal year ending April 28, 2007.

3. To transact such other business as may properly come before the Annual Meeting of Shareholders and at any adjournment thereof.

Please disregard if you have previously provided your consent decision.

By checking the box to the right, I consent to future delivery of          [ ]
annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at the website noted in the footnote below.

PLEASE DATE, SIGN, AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE


SIGNATURE                    SIGNATURE                    DATED           , 2006
          ----------------             ----------------         ----------

THE SIGNATURE(S) OF SHAREHOLDER(S) SHOULD CORRESPOND EXACTLY WITH THE NAME(S) STENCILED HEREON. JOINT OWNERS SHOULD SIGN INDIVIDUALLY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                    FOOTNOTE

Choose MLINK(SM) for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to INVESTOR SERVICEDIRECT(R) at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment. I understand that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company's transfer agent, Mellon Investor Services LLC, Jersey City, NJ.

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

    INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME
            THE DAY PRIOR TO THE SEPTEMBER 6, 2006 ANNUAL MEETING DAY.

YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

           INTERNET             OR        TELEPHONE      OR          MAIL
HTTP://WWW.PROXYVOTING.COM/HDL         1-866-540-5760
      Use the internet to            Use any touch-tone      Mark, sign and date
       vote your proxy.               telephone to vote      your proxy card and
     Have your proxy card             your proxy. Have         return it in the
       in hand when you              your proxy card in        enclosed postage
     access the web site.           hand when you call.         paid envelope.

IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE, YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

IF YOU ARE LOCATED OUTSIDE THE UNITED STATES, THE DELIVERY OF YOUR PROXY MUST BE VIA THE INTERNET OR MAIL

YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT
ON THE INTERNET AT WWW.HANDLEMAN.COM
REFERENCE INVESTOR RELATIONS/KEY FINANCIALS

(HANDLEMAN COMPANY LOGO)

                                HANDLEMAN COMPANY
                         ANNUAL MEETING OF SHAREHOLDERS
                                SEPTEMBER 6, 2006

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                                HANDLEMAN COMPANY

     Eugene A. Miller, P. Daniel Miller and Irvin D. Reid, and each of them, are hereby authorized to represent and vote the stock of the undersigned at the Annual Meeting of Shareholders to be held September 6, 2006, and at any adjournment thereof.

     The undersigned hereby revokes any proxy or proxies heretofore given to vote such stock, and hereby ratifies and confirms all that said attorneys and proxies, or their substitutes, may do by virtue hereof. If only one attorney and proxy shall be present and acting, then that one shall have and may exercise all the powers of said attorneys and proxies.

     The undersigned hereby acknowledges receipt of the Notice of said Annual Meeting of Shareholders, the Proxy Statement relating thereto and the Annual Report for 2006.

                 (Continued and to be signed on the other side)

    ADDRESS CHANGE/COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

            YOU CAN NOW ACCESS YOUR HANDLEMAN COMPANY ACCOUNT ONLINE.

Access your Handleman Company shareholder account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, transfer agent for Handleman Company, now makes it easy and convenient to get current information on your shareholder account.

           - View account status          - Make address changes

           - View certificate history     - Establish/change your PIN

           THIS CAN BE DONE BY VISITING THE TRANSFER AGENT'S WEB SITE
           HTTP://WWW.MELLONINVESTOR.COM. CLICK ON THE "FOR INVESTORS"
            BUTTON AND THEN THE "INVESTOR SERVICEDIRECT" BUTTON. THEN
               FOLLOW THE INSTRUCTIONS FOR ACCESSING YOUR ACCOUNT.

          FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN 9AM-7PM
                           MONDAY-FRIDAY EASTERN TIME